        As filed with the Securities and Exchange Commission on January 26, 2007
                                      Registration Numbers: 333-57791; 811-08837

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 12

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 15

                         THE SELECT SECTOR SPDR(R) TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (303) 623-2577

                     (Name and Address of Agent for Service)
                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                               One Lincoln Street
                           Boston, Massachusetts 02111

                                    Copy to:
                             Stuart M. Strauss, Esq.
                             Clifford Chance US LLP
                              31 West 52nd Street,
                            New York, New York 10119

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)

[X]  on January 31, 2007 pursuant to Rule 485, paragraph (b)

[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         [SELECT SECTOR SPDRS(R) LOGO]
                                   PROSPECTUS
               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                     THE FINANCIAL SELECT SECTOR SPDR FUND
                    THE HEALTH CARE SELECT SECTOR SPDR FUND
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                     THE MATERIALS SELECT SECTOR SPDR FUND
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                     THE UTILITIES SELECT SECTOR SPDR FUND

                                JANUARY 31, 2007

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN EACH SELECT SECTOR SPDR FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. THE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

BASIC INFORMATION ABOUT THE FUNDS...........................    1
  Who Should Invest?........................................    1
  The Funds, Their Ticker Symbols and Their Investment
     Objective..............................................    2
  Principal Strategies of the Funds.........................    4
  Principal Risks...........................................    4
  Performance Bar Charts and Tables.........................    9
FEES AND EXPENSES...........................................   19
  Examples..................................................   20
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS............................................   22
  Additional Investment Strategies..........................   22
  Additional Risks..........................................   22
  Other Considerations......................................   24
MANAGEMENT..................................................   26
INDEX LICENSES..............................................   27
DETERMINATION OF NET ASSET VALUE............................   28
BUYING AND SELLING SELECT SECTOR SPDR FUNDS.................   28
PURCHASE AND REDEMPTION OF CREATION UNITS...................   29
DISTRIBUTIONS...............................................   33
PORTFOLIO HOLDINGS..........................................   33
TAX MATTERS.................................................   33
ADDITIONAL INFORMATION CONCERNING THE ROLE OF S&P, MERRILL
  LYNCH AND THE AMEX........................................   36
GENERAL INFORMATION.........................................   38
FINANCIAL HIGHLIGHTS........................................   39
ADDITIONAL INFORMATION CONCERNING THE FUNDS.................   48

                       BASIC INFORMATION ABOUT THE FUNDS

     The Select Sector SPDR Trust consists of nine separate investment portfolios (each a "Select Sector SPDR Fund" or a "Fund" and collectively the "Select Sector SPDR Funds" or the "Funds"). Each Select Sector SPDR Fund is an "index fund" that invests in a particular sector or group of industries represented by a specified Select Sector Index. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor's 500 Composite Stock Index ("S&P 500")*. The nine Select Sector Indexes (each a "Select Sector Index") upon which the Funds are based together comprise all of the companies in the S&P 500. The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index. SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

     The shares of each Select Sector SPDR Fund (the "Shares") are listed on the American Stock Exchange LLC (the "AMEX"). The Shares trade on the AMEX at market prices that may differ to some degree from the Shares' net asset values. Each Select Sector SPDR Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large, specified number of Shares called a "Creation Unit."+ Creation Units are issued and redeemed principally in-kind for securities included in the relevant Select Sector Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE SELECT SECTOR SPDR FUNDS.

                               WHO SHOULD INVEST?

     Each Select Sector SPDR Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a particular sector or group of industries as

---------------

      * "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc.

      + Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

represented by a specified Select Sector Index. Taken together, the Select Sector SPDR Funds are designed to represent all of the 500 stocks included in the S&P 500. Bought and sold separately, the Select Sector SPDR Funds are designed to enable investors to tailor asset allocations within the universe of S&P 500 companies to fit their particular investment needs.

     Select Sector SPDR Funds may be suitable for long term investment in the market or market segment represented in the relevant Select Sector Index. Shares of each Select Sector SPDR Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike conventional mutual funds which are only bought and sold at closing net asset values, each Select Sector SPDR Fund's Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of a Select Sector SPDR Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of such Fund. Moreover, in contrast to conventional mutual funds where portfolio securities may need to be sold to fund redemptions, potentially generating taxable gains for shareholders, the in-kind redemption mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders who remain invested in the applicable Fund.

         THE FUNDS, THEIR TICKER SYMBOLS AND THEIR INVESTMENT OBJECTIVE

     Each Select Sector SPDR Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Funds and the Indexes are as follows:

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND (SYMBOL: XLY)

     The Consumer Discretionary Select Sector Index includes companies from the following industries: automobiles and components, household durables, apparel, hotels, restaurants, leisure, media and retailing.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND (SYMBOL: XLP)

     The Consumer Staples Select Sector Index includes companies from the following industries: food and staples retailing, beverages, food products, tobacco, household products and personal products.

THE ENERGY SELECT SECTOR SPDR FUND (SYMBOL: XLE)

     The Energy Select Sector Index includes companies from the following industries: oil, gas & consumable fuels and energy equipment & services.

THE FINANCIAL SELECT SECTOR SPDR FUND (SYMBOL: XLF)

     The Financial Select Sector Index includes companies from the following industries: commercial banks, capital markets, diversified financial services, insurance and real estate.

THE HEALTH CARE SELECT SECTOR SPDR FUND (SYMBOL: XLV)

     The Health Care Select Sector Index includes companies from the following industries: health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals.

THE INDUSTRIAL SELECT SECTOR SPDR FUND (SYMBOL: XLI)

     The Industrial Select Sector Index includes companies from the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery, commercial services and supplies, air freight & logistics, airlines, road & rail and transportation infrastructure.

THE MATERIALS SELECT SECTOR SPDR FUND (SYMBOL: XLB)

     The Materials Select Sector Index includes companies from the following industries: chemicals, construction materials, containers and packaging, metals and mining and paper and forest products.

THE TECHNOLOGY SELECT SECTOR SPDR FUND (SYMBOL: XLK)

     The Technology Select Sector Index includes companies from the following industries: internet software and services, IT services, software, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, semiconductors and semiconductor equipment, diversified telecommunication services and wireless telecommunication services.

THE UTILITIES SELECT SECTOR SPDR FUND (SYMBOL: XLU)

     The Utilities Select Sector Index includes companies from the following industries: electric utilities, gas utilities, multi-utilities and independent power producers & energy traders.

                       PRINCIPAL STRATEGIES OF THE FUNDS

     Each Fund utilizes a low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of its benchmark Select Sector Index. The Adviser believes that over time the correlation between each Fund's performance and that of its benchmark Select Sector Index, before expenses, will be 95% or better, although there is no guarantee that such correlation will be achieved. A figure of 100% will indicate perfect correlation.

     Each Fund generally will hold all of the securities which comprise its benchmark Select Sector Index. There may, however, be instances where the Adviser may choose to overweight another stock in the Select Sector Index, purchase securities not included within the Select Sector Index which the Adviser believes are appropriate to substitute for the Select Sector Index securities or utilize various combinations of other available investment techniques in seeking to track accurately the benchmark Select Sector Index.

     Each Fund will normally invest at least 95% of its total assets in common stocks that comprise the relevant Select Sector Index. The Funds have adopted an investment policy that requires each Fund to provide shareholders with at least 60 days notice prior to any material change in a Fund's policy or its underlying index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees may not change a Fund's investment objective without shareholder approval.

                                PRINCIPAL RISKS

     EACH FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN A FUND. A FUND MAY NOT ACHIEVE ITS OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     INDEX AND EQUITY RISK (ALL FUNDS): Unlike many investment companies, the Funds are not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Fund's benchmark Select Sector Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Fund's applicable Select Sector Index. Stock values could decline generally or could underperform other investments.

     INDEX TRACKING RISK (ALL FUNDS): Each Fund's return may not match the return of its respective benchmark Select Sector Index as a result of Fund expenses and other factors. For example, rebalancing of the Fund's securities holdings may at times be necessary to reflect changes in the composition of the relevant Select Sector Index. Rebalancing will result in transaction and other costs and could result in the realization of capital gains or losses.

     NON-DIVERSIFICATION RISK (ALL FUNDS): The Select Sector SPDR Funds are non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on a Select Sector SPDR Fund's share price. Each Select Sector SPDR intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of each Fund.

     CONCENTRATION RISK (ALL FUNDS): The stocks of particular issuers, or of issuers in particular industries, may represent a large portion of a Select Sector Index and a Fund's assets may be concentrated in an industry or group of industries to the same or similar extent as its benchmark Select Sector Index. Consequently, a Select Sector SPDR Fund may be more adversely affected by the performance of one security (or group of securities) and be subject to greater price volatility than a more diversified investment company. Also, a Select Sector SPDR Fund may be more susceptible to any single economic, political or regulatory occurrence than the securities holdings of an investment company that is more broadly diversified than the Select Sector SPDR Fund.

RISKS SPECIFIC TO EACH SELECT SECTOR SPDR FUND

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets. Additional Fund specific risks include:

     The Consumer Discretionary Select Sector SPDR Fund. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competitive and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     The Consumer Staples Select Sector SPDR Fund. Companies in this Select Sector Index are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

     The Energy Select Sector SPDR Fund. Energy companies in this Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Select Sector SPDR Fund's performance.

     The Financial Select Sector SPDR Fund. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies may be subject to severe price competition.

     The Health Care Select Sector SPDR Fund. Companies in the healthcare sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

     The Industrial Select Sector SPDR Fund. Stock prices for the types of companies included in this industry are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs. The Fund may also be susceptible to the same risks as the Materials Select Sector SPDR Fund.

     The Materials Select Sector SPDR Fund. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

     The Technology Select Sector SPDR Fund. Products included in this Select Sector Index include software, including internet software, communications equipment, computers and peripherals, electronic equipment, office electronics and instruments and semiconductor equipment and products. The financial condition of, and investor interest in, defense companies are heavily influenced by governmental defense spending policies. Defense spending is under pressure from efforts to control the U.S. budget. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Also, many of the products and services offered by technology companies are subject to the risk of rapid obsolescence. The Fund may also be susceptible to the same risks as the Utilities Select Sector SPDR Fund. Other risks include those related to regulatory changes such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

     The Utilities Select Sector SPDR Fund. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

     Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

                       PERFORMANCE BAR CHARTS AND TABLES

     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing Funds' performance to a broad measure of market performance. Past performance (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Shares been sold at the end of the relevant periods.

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           18.42
Calendar Year End 2000                                                          -16.61
Calendar Year End 2001                                                           13.39
Calendar Year End 2002                                                          -18.93
Calendar Year End 2003                                                           36.97
Calendar Year End 2004                                                           12.92
Calendar Year End 2005                                                           -6.55
Calendar Year End 2006                                                           18.45

     During the periods shown above, the highest quarterly return for the Fund was 24.72% for the quarter ended December 31, 2001, and the lowest was -17.25% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                 ONE     FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)       YEAR    YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                      18.45%   6.78%      6.53%
----------------------------------------------------------------------------
  Return After Taxes on Distributions      18.31%   6.62%      6.32%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units          12.16%   5.81%      5.60%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                                15.79%   6.19%      4.13%
----------------------------------------------------------------------------
  The Consumer Discretionary Select
     Sector Index (reflects no deductions
     for fees, expenses or taxes)(2)       18.64%   7.03%      6.83%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

(2) Index performance from the Fund's inception to June 21, 2002 is based on the Cyclical/Transportation Select Sector Index (the predecessor to the Fund's underlying index).

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                          -14.70
Calendar Year End 2000                                                           25.74
Calendar Year End 2001                                                           -9.95
Calendar Year End 2002                                                          -19.94
Calendar Year End 2003                                                           10.92
Calendar Year End 2004                                                            7.80
Calendar Year End 2005                                                            2.85
Calendar Year End 2006                                                           14.47

     During the periods shown above, the highest quarterly return for the Fund was 20.03% for the quarter ended June 30, 2000, and the lowest was -14.12% for the quarter ended June 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)      YEAR     YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                     14.47%    2.42%       1.62%
----------------------------------------------------------------------------
  Return After Taxes on Distributions     14.12%    2.05%       1.22%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units      9.84%    1.94%       1.19%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               15.79%    6.19%       4.13%
----------------------------------------------------------------------------
  The Consumer Staples Select Sector
     Index (reflects no deductions for
     fees, expenses or taxes)             14.79%    2.69%       1.88%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                       THE ENERGY SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           19.05
Calendar Year End 2000                                                           24.37
Calendar Year End 2001                                                          -18.36
Calendar Year End 2002                                                           -14.7
Calendar Year End 2003                                                           26.32
Calendar Year End 2004                                                           33.41
Calendar Year End 2005                                                            40.2
Calendar Year End 2006                                                           18.33

     During the periods shown above, the highest quarterly return for the Fund was 20.99% for the quarter ended September 30, 2005, and the lowest was -18.92% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)      YEAR     YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                     18.33%   18.99%      13.83%
----------------------------------------------------------------------------
  Return After Taxes on Distributions     18.11%   18.58%      13.32%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units     12.20%   16.61%      12.03%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               15.79%    6.19%       4.13%
----------------------------------------------------------------------------
  The Energy Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                   18.61%   19.33%      14.17%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                     THE FINANCIAL SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                            3.40
Calendar Year End 2000                                                           25.42
Calendar Year End 2001                                                           -9.12
Calendar Year End 2002                                                          -14.84
Calendar Year End 2003                                                           30.47
Calendar Year End 2004                                                           10.63
Calendar Year End 2005                                                            6.19
Calendar Year End 2006                                                           18.84

     During the periods shown above, the highest quarterly return for the Fund was 23.56% for the quarter ended September 30, 2000, and the lowest was -17.14% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                 ONE     FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)       YEAR    YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                      18.84%   9.18%      8.57%
----------------------------------------------------------------------------
  Return After Taxes on Distributions      18.41%   8.71%      8.07%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units          12.76%   7.80%      7.27%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                                15.79%   6.19%      4.13%
----------------------------------------------------------------------------
  The Financial Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                    19.23%   9.50%      8.85%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                    THE HEALTH CARE SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           20.07
Calendar Year End 2000                                                          -11.58
Calendar Year End 2001                                                           -0.19
Calendar Year End 2002                                                           -1.69
Calendar Year End 2003                                                           14.76
Calendar Year End 2004                                                            1.46
Calendar Year End 2005                                                            6.44
Calendar Year End 2006                                                            7.10

     During the periods shown above, the highest quarterly return for the Fund was 15.95% for the quarter ended December 31, 1999, and the lowest was -20.25% for the quarter ended June 30, 2001.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                 ONE     FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)       YEAR    YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                       7.10%   5.47%      5.13%
----------------------------------------------------------------------------
  Return After Taxes on Distributions       6.88%   5.25%      4.94%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units           4.89%   4.66%      4.40%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                                15.79%   6.19%      4.13%
----------------------------------------------------------------------------
  The Health Care Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)(2)                  7.36%   5.78%      5.43%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

(2) Index performance from the Fund's inception to June 21, 2002 is based on the Consumer Services Select Sector Index.

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           22.99
Calendar Year End 2000                                                            6.96
Calendar Year End 2001                                                          -10.26
Calendar Year End 2002                                                          -24.72
Calendar Year End 2003                                                           32.43
Calendar Year End 2004                                                           17.45
Calendar Year End 2005                                                            2.76
Calendar Year End 2006                                                           13.60

     During the periods shown above, the highest quarterly return for the Fund was 19.47% for the quarter ended June 30, 1999, and the lowest was -18.41% for the quarter ended September 30, 2001.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                 ONE     FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)       YEAR    YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                      13.60%   6.45%      7.10%
----------------------------------------------------------------------------
  Return After Taxes on Distributions      13.28%   6.12%      6.70%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units           9.24%   5.45%      6.01%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                                15.79%   6.19%      4.13%
----------------------------------------------------------------------------
  The Industrial Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                    13.90%   6.77%      7.43%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                     THE MATERIALS SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           24.27
Calendar Year End 2000                                                          -15.34
Calendar Year End 2001                                                            2.62
Calendar Year End 2002                                                           -5.70
Calendar Year End 2003                                                           37.49
Calendar Year End 2004                                                           13.24
Calendar Year End 2005                                                            4.09
Calendar Year End 2006                                                           18.31

     During the periods shown above, the highest quarterly return for the Fund was 23.09% for the quarter ended December 31, 2003, and the lowest was -22.96% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)      YEAR     YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                     18.31%   12.58%      9.24%
----------------------------------------------------------------------------
  Return After Taxes on Distributions     17.82%   12.07%      8.51%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units     12.50%   10.80%      7.70%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               15.79%    6.19%      4.13%
----------------------------------------------------------------------------
  The Materials Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                   18.62%   12.95%      9.64%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           66.01
Calendar Year End 2000                                                          -42.20
Calendar Year End 2001                                                          -22.96
Calendar Year End 2002                                                          -38.40
Calendar Year End 2003                                                           38.99
Calendar Year End 2004                                                            5.36
Calendar Year End 2005                                                           -0.27
Calendar Year End 2006                                                           12.13

     During the periods shown above, the highest quarterly return for the Fund was 31.46% for the quarter ended December 31, 1999, and the lowest was -32.56% for the quarter ended December 31, 2000.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)      YEAR     YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                     12.13%    0.17%      -2.60%
----------------------------------------------------------------------------
  Return After Taxes on Distributions     12.00%    0.03%      -2.69%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units      8.05%    0.12%      -2.19%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               15.79%    6.19%       4.13%
----------------------------------------------------------------------------
  The Technology Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                   12.34%    0.41%      -2.37%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                     THE UTILITIES SELECT SECTOR SPDR FUND
[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           -3.34
Calendar Year End 2000                                                           22.01
Calendar Year End 2001                                                          -13.07
Calendar Year End 2002                                                          -28.10
Calendar Year End 2003                                                           25.74
Calendar Year End 2004                                                           23.81
Calendar Year End 2005                                                           16.50
Calendar Year End 2006                                                           20.61

     During the periods shown above, the highest quarterly return for the Fund was 21.19% for the quarter ended June 30, 2003, and the lowest was -22.46% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                 ONE     FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2006)       YEAR    YEAR    INCEPTION(1)
----------------------------------------------------------------------------
  Return Before Taxes                      20.61%   9.48%      6.60%
----------------------------------------------------------------------------
  Return After Taxes on Distribution       20.02%   8.66%      5.58%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units          14.09%   7.85%      5.15%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                                15.79%   6.19%      4.13%
----------------------------------------------------------------------------
  The Utilities Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                    20.99%   9.84%      6.83%
----------------------------------------------------------------------------

(1) Investment operations commenced on December 16, 1998.

                               FEES AND EXPENSES

     The table describes the fees and expenses that you may pay if you buy and hold Shares of the Select Sector SPDR Funds(1).

                                  THE CONSUMER    THE CONSUMER
                                  DISCRETIONARY      STAPLES       THE ENERGY     THE FINANCIAL
                                  SELECT SECTOR   SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                    SPDR FUND       SPDR FUND       SPDR FUND       SPDR FUND
                                  -------------   -------------   -------------   -------------
I.  SHAREHOLDER TRANSACTION EXPENSES
A.  CREATION TRANSACTION EXPENSES
 Through the Continuous Net
   Settlement System of the
   National Securities Clearing
   Corporation ("NSCC")(a)......     $  500          $  500          $  500          $  500
 Outside NSCC(a)................     Up to $2,000    Up to $2,000    Up to $2,000    Up to $2,000
B.  REDEMPTION TRANSACTION EXPENSES
 Through NSCC(b)................     $  500          $  500          $  500          $  500
 Outside NSCC(b)................     Up to $2,000    Up to $2,000    Up to $2,000    Up to $2,000
II.  ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS)(2)
 Management Fees................      0.05%           0.05%           0.05%           0.05%
 12b-1 Fees(c)..................      0.07%           0.07%           0.07%           0.07%
 Other Operating Expenses.......      0.12%           0.12%           0.12%           0.12%
 TOTAL ANNUAL FUND OPERATING
   EXPENSES.....................      0.24%           0.24%           0.24%           0.24%

                                                         THE                             THE
                                  THE HEALTH CARE    INDUSTRIAL     THE MATERIALS    TECHNOLOGY     THE UTILITIES
                                   SELECT SECTOR    SELECT SECTOR   SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                     SPDR FUND        SPDR FUND       SPDR FUND       SPDR FUND       SPDR FUND
                                  ---------------   -------------   -------------   -------------   -------------
I.  SHAREHOLDER TRANSACTION EXPE
A.  CREATION TRANSACTION EXPENSE
 Through the Continuous Net
   Settlement System of the
   National Securities Clearing
   Corporation ("NSCC")(a)......      $  500           $  500          $  500          $  500          $  500
 Outside NSCC(a)................      Up to $2,000     Up to $2,000    Up to $2,000    Up to $2,000    Up to $2,000
B.  REDEMPTION TRANSACTION EXPEN
 Through NSCC(b)................      $  500           $  500          $  500          $  500          $  500
 Outside NSCC(b)................      Up to $2,000     Up to $2,000    Up to $2,000    Up to $2,000    Up to $2,000
II.  ANNUAL FUND OPERATING EXPEN
 (EXPENSES THAT ARE DEDUCTED FRO
 Management Fees................       0.05%            0.05%           0.05%           0.05%           0.05%
 12b-1 Fees(c)..................       0.07%            0.07%           0.07%           0.07%           0.07%
 Other Operating Expenses.......       0.12%            0.12%           0.12%           0.12%           0.12%
 TOTAL ANNUAL FUND OPERATING
   EXPENSES.....................       0.24%            0.24%           0.24%           0.24%           0.24%

---------------
(1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
(2) Expressed as a percentage of average daily net assets.
(a) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.
(b) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.
(c) The Trust's Board of Trustees has voted to limit payments under each Fund's 12b-1 plan to 0.07% at least through January 31, 2008 of its average daily net assets, although payments up to 0.25% are authorized.

                                    EXAMPLE

     This example is intended to help you compare the cost of investing in a Select Sector SPDR Fund with the cost of investing in other funds. Each Select Sector SPDR Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Select Sector Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Select Sector Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE SELECT SECTOR SPDR FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED SELECT SECTOR SPDR FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES.

     An investor would pay the following expenses, assuming no redemptions:

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
                                             ($)       ($)       ($)       ($)
The Consumer Discretionary Select Sector
  SPDR Fund...............................    25       77        136       307
The Consumer Staples Select Sector SPDR
  Fund....................................    25       77        136       307
The Energy Select Sector SPDR Fund........    25       77        136       307
The Financial Select Sector SPDR Fund.....    25       77        136       307
The Health Care Select Sector SPDR Fund...    25       77        136       307
The Industrial Select Sector SPDR Fund....    25       77        136       307
The Materials Select Sector SPDR Fund.....    25       77        136       307
The Technology Select Sector SPDR Fund....    25       77        136       307
The Utilities Select Sector SPDR Fund.....    25       77        136       307

EXAMPLE -- BASED ON A CREATION UNIT

     Each Fund issues and redeems Shares at NAV only in blocks of 50,000 Shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard creation transaction fee is charged to each purchase or redemption of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. An additional fee of up to three (3) times the standard transaction fee will be charged in certain circumstances as described later in this Prospectus under "PURCHASE AND REDEMPTION OF CREATION UNITS", which would cause the expenses set forth below to be higher. Investors who hold Creation Units will also pay the annual Fund operating expenses described in the tables above. As of December 31, 2006, assuming a 5% return each year for Shares purchased through the Clearing Process, the chart below provides total costs of a Creation Unit redeemed after one year, three years, five years and ten years.

                       APPROXIMATE
                        VALUE OF      CREATION   REDEMPTION
FUND NAME             CREATION UNIT     FEE         FEE       1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------             -------------   --------   ----------   ------   -------   -------   --------
                           ($)          ($)         ($)        ($)       ($)       ($)       ($)
The Consumer
  Discretionary
  Select Sector SPDR
  Fund...............   1,919,000       500         500       5,723    15,867    27,018     59,986
The Consumer Staples
  Select Sector SPDR
  Fund...............   1,306,500       500         500       4,215    11,122    18,714     41,159
The Energy Select
  Sector SPDR Fund...   2,937,500       500         500       8,230    23,757    40,827     91,292
The Financial Select
  Sector SPDR Fund...   1,838,500       500         500       5,525    15,243    25,927     57,511
The Health Care
  Select Sector SPDR
  Fund...............   1,675,500       500         500       5,122    13,977    23,710     52,486
The Industrial Select
  Sector SPDR Fund...   1,752,500       500         500       5,313    14,577    24,761     54,868
The Materials Select
  Sector SPDR Fund...   1,742,000       500         500       5,287    14,496    24,618     54,545
The Technology Select
  Sector SPDR Fund...   1,164,000       500         500       3,865    10,018    16,782     36,779
The Utilities Select
  Sector SPDR Fund...   1,835,500       500         500       5,517    15,220    25,886     57,419

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Select Sector SPDR Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act), in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Select Sector Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to the S&P 500 to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Select Sector SPDR Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Select Sector SPDR Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by the Funds.

                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the

AMEX necessary to maintain the listing of a Select Sector SPDR Fund will be met, continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Select Sector SPDR Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the AMEX. It can not be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Select Sector Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Select Sector SPDR Fund that may lend its portfolio securities will receive collateral in connection with all loans of its securities holdings, a Select Sector SPDR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Select Sector SPDR Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

     Leverage. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Select Sector SPDR Fund's portfolio securities.

                              OTHER CONSIDERATIONS

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

     Each Select Sector Index is developed and maintained in accordance with the following criteria:

     - Each of the component securities in a Select Sector Index is a constituent company of the S&P 500.

     - Each stock in the S&P 500 is allocated to one and only one of the Select Sector Indexes.

     - The Index Compilation Agent, Merrill Lynch Pierce Fenner & Smith, assigns each constituent stock of the S&P 500 to a Select Sector Index. The Index Compilation Agent, after consultation with S&P, assigns a company's stock to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in each Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the Select Sector Index assignment of the S&P 500 component stocks, which is the sole responsibility of the Index Compilation Agent.

     - Each Select Sector Index is calculated by the AMEX's Index Services Group using a modified "market capitalization" methodology. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector Index may be adjusted to conform to Internal Revenue Code requirements. See "Construction and Maintenance Standards for the Select Sector Indexes" under "GENERAL DESCRIPTION OF THE TRUST" in the Statement of Additional Information.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Trust and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Select Sector SPDR Funds. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, the Adviser managed approximately $122 billion in assets. As of December 31, 2006, SSgA managed approximately $1.7 trillion in assets, including approximately $607 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Select Sector SPDR Funds under the Investment Advisory Agreement, for the fiscal year ended September 30, 2006, each Fund paid the Adviser a monthly fee at the annual rate of 0.05% of each Fund's average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

     A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement will be found in the Trust's Semi-Annual Report to Shareholders for the period ended March 31, 2007. For a discussion regarding the Board of Trustees' consideration of the previous year's Investment Advisory Agreement, please see the Trust's Semi-Annual Report for the period ended March 31, 2006.

     Portfolio Managers. The Adviser manages the Select Sector Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each Select Sector SPDR Fund include Lynn Blake and John Tucker.

     Ms. Blake, CFA, is a Managing Director of SSgA and a Principal of the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the

Global Structured Products Group. Ms. Blake received a Bachelor of Science degree from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

     Mr. Tucker, CFA, is a Vice President of SSgA and a Principal of the Adviser. He joined the firm in 1988 and is the Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.

     Administrator, Custodian, and Transfer Agent. State Street is the Administrator for each Select Sector SPDR Fund, the Custodian of each Select Sector SPDR Fund's assets, and serves as the Transfer Agent to the Select Sector SPDR Funds.

     Lending Agent. State Street or a third party agent may act as a lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. ALPS Distributors, Inc. is the Distributor of each Select Sector SPDR Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

     The Board of Trustees of the Trust has adopted for each Select Sector SPDR Fund a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets per annum for certain distribution related activities. Each Fund has limited its 12b-1 fee to 0.07% of its average daily net assets at least through January 31, 2008. Because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 INDEX LICENSES

     The Trust pays an annual licensing fee to (i) S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "S&P Fee"), and (ii) Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The S&P Fee is payable in full on each anniversary of the first day of trading, December 22, 1998. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the fees based on the relative net assets of such Fund.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Select Sector SPDR Fund is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR Fund is calculated by the Custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time").

     In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings, except for those traded on the NASDAQ, are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities traded on the NASDAQ are valued at the NASDAQ official close price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Pricing and Investment Committee in accordance with procedures adopted by the Board of Trustees. In these cases, a Select Sector SPDR Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

                  BUYING AND SELLING SELECT SECTOR SPDR FUNDS

     The Select Sector SPDR Fund Shares are listed for secondary trading on the AMEX. If you buy or sell Select Sector SPDR Fund Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Select Sector SPDR Fund Shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset values of the Shares. Given, however, that Select Sector SPDR Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

                   PURCHASE AND REDEMPTION OF CREATION UNITS

     Except for the purpose of dividend reinvestment, each Select Sector SPDR Fund issues Shares and redeems Shares only in Creation Units (50,000 Shares per Creation Unit) at their net asset value on a continuous basis only on a day the AMEX is open for business.

     The Funds impose no restrictions on the frequency of creations (i.e., purchases) and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike conventional mutual funds, each Select Sector SPDR Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror a Fund's portfolio, plus a small amount of cash, and a Fund's shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

     Investors such as market-makers, large investors and institutions may wish to transact in Creation Units directly with a Fund.

     Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

  Creation

     In order to create (i.e., purchase) Creation Units of a Select Sector SPDR Fund, an investor must deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the number of shares of the Deposit Securities are made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities, and includes the Dividend

Equivalent Payment. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade. The Dividend Equivalent Payment is an amount intended to enable a Select Sector SPDR Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period. See the Statement of Additional Information for a description as to the manner in which the Dividend Equivalent Payment is calculated.

     Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"); or (ii) a DTC Participant, that, in either case, has entered into an agreement with the Trust, the Distributor and the Transfer Agent, with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All standard orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Transfer Agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. All custom orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than one hour prior to Closing Time in order to receive that day's closing net asset value per Share.

     Orders may be effected through the Clearing Process or outside the Clearing Process. A standard order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. A custom order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than one hour prior to Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled.

Any order may be rejected under certain limited circumstances which are specified in the Statement of Additional Information.

     A fixed transaction fee of $500 is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which any cash can be used in lieu of Deposit Securities to create Creation Units. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to submit a custom order, as further described in the Statement of Additional Information, and deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

  Redemption

     The Custodian makes available immediately prior to the opening of business on the AMEX, through the facilities of the NSCC, the list of the names and the number of Shares of each Select Sector SPDR Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. The redemption proceeds generally consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable transaction fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the Trust equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF

CREATION UNITS" in the Statement of Additional Information. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier than Closing Time on a particular business day. Such notification will be as far in advance as possible.

     Orders to redeem Creation Units of a Select Sector SPDR Fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the Transfer Agent prior to the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is considered received by the Transfer Agent on the date of transmittal if: (i) such order is received by the Transfer Agent no later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the transmittal date; (ii) such order is accompanied or proceeded by the requisite number of Shares and the cash redemption amount (if applicable) specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier than Closing Time on a particular business day. Such notification will be as far in advance as possible.

     A fixed transaction fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may, at the Fund's discretion, be paid an equivalent amount of cash. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information for information on other situations where cash may be substituted for stock(s).

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Select Sector SPDR Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Select Sector SPDR Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Select Sector SPDR Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Select Sector SPDR Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, for the Funds are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Select Sector Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Select Sector SPDR Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Select Sector SPDR Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each Select Sector SPDR Funds' portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Select Sector SPDR Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Select Sector SPDR Fund.

     Unless your investment in a Select Sector SPDR Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - The Select Sector SPDR Fund makes distributions,

     - You sell Shares listed on the AMEX, and

     - You create or redeem Creation Units.

     Taxes on Distributions. Each Select Sector SPDR Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Select Sector SPDR Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Select Sector SPDR Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from the Funds are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions paid by a Select Sector SPDR Fund in January that are declared and have a record date in October, November or December of the previous year will be treated for Federal tax purposes as having been paid on December 31 of the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Select Sector SPDR Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Select Sector SPDR Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Foreign Income Taxes. Investment income received by the Select Sector SPDR Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Funds in advance since the amount of the assets to be invested within various countries is not known.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Select Sector SPDR Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with your conduct of a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or as a "short-term capital gain dividend", provided that such income would not be subject to Federal income tax if earned directly by the non-U.S. shareholder. The Fund would not be required to withhold amounts in respect of U.S. taxes on such payments. These rules apply to dividends with respect to taxable years of the Fund beginning before January 1, 2008. Distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally be subject to Federal withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a federal tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation.

     Non-U.S. investors are encouraged to review the Statement of Additional Information for additional discussion of these issues. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Taxes on AMEX-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Backup Withholding. The Select Sector SPDR Funds will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Funds either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Select Sector SPDR Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Select Sector SPDR Fund under all applicable tax laws.

                 ADDITIONAL INFORMATION CONCERNING THE ROLE OF
                        S&P, MERRILL LYNCH AND THE AMEX

     The stocks included in each Select Sector Index are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as Index Compilation Agent in consultation with S&P from the universe of companies represented by the S&P 500. The composition and weighting of the stocks included in each Select Sector Index will likely differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P. The AMEX acts as "index calculation agent" in connection with the calculation and dissemination of each Select Sector Index.

     S&P does not sponsor, endorse, sell or promote the Shares. Additionally, Merrill Lynch and the AMEX do not sponsor or promote the Shares.

     Neither S&P, Merrill Lynch nor the AMEX make any representation or warranty, express or implied, to the owners of Shares of the Select Sector SPDR Funds or any member of the public regarding the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. Additionally S&P does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Merrill Lynch or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the index compilation agent, the Trust or the owners of Shares of the Select Sector SPDR Funds into consideration in determining, composing or calculating the S&P 500.

     S&P does not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Merrill Lynch, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. Merrill Lynch and the AMEX are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable.

     Although Merrill Lynch seeks to obtain and provide information to the AMEX from sources which it considers reliable, Merrill Lynch and the AMEX do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. Merrill Lynch and the AMEX make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. Merrill Lynch and the AMEX make no express or implied warranties, and each hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Merrill Lynch or the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders of a Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Select Sector SPDR Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Select Sector SPDR Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, the Select Sector SPDR Funds may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Select Sector SPDR Fund.

     Clifford Chance US LLP serves as counsel to the Trust, including each Select Sector SPDR Fund. PricewaterhouseCoopers LLP serves as independent registered public accountants and will audit each Fund's financial statements annually.

               THE SELECT SECTOR SPDR TRUST FINANCIAL HIGHLIGHTS
          For a Select Sector SPDR outstanding throughout each period

     The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial highlights and financial statements, are included in the 2006 Annual Report to Shareholders of each of the Funds, which is available upon request.

                                                                THE CONSUMER DISCRETIONARY
                                                                 SELECT SECTOR SPDR FUND
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   09/30/06   09/30/05   09/30/04   09/30/03   09/30/02
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $ 32.46    $ 31.22    $ 27.61    $ 22.73    $  23.08
                                                   --------   --------   --------   --------   --------
Net investment income (loss).....................     0.32(1)    0.27(1)    0.24       0.18        0.14
Net realized and unrealized gain (loss) (2)......     2.53       1.19       3.59       4.84       (0.36)
                                                   --------   --------   --------   --------   --------
Total from investment operations.................     2.85       1.46       3.83       5.02       (0.22)
                                                   --------   --------   --------   --------   --------
Undistributed net investment income included in
 price of units issued and redeemed..............    (0.05)      0.04      (0.01)      0.02        0.03
                                                   --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................    (0.31)     (0.26)     (0.21)     (0.16)      (0.16)
Net realized gain................................       --         --         --         --          --
                                                   --------   --------   --------   --------   --------
Total distributions to shareholders..............    (0.31)     (0.26)     (0.21)     (0.16)      (0.16)
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD...................  $ 34.95    $ 32.46    $ 31.22    $ 27.61    $  22.73
                                                   ========   ========   ========   ========   ========
TOTAL RETURN (3).................................     8.70%      4.82%     13.83%     22.27%      (0.93)%
                                                   ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $429,980   $277,558   $254,431   $229,187   $113,635
Ratio of expenses to average net assets..........     0.24%      0.26%      0.28%      0.28%       0.27%
Ratio of expenses to average net assets before
 waivers.........................................     0.24%      0.26%      0.30%      0.31%       0.31%
Ratio of net investment income (loss) to average
 net assets......................................     0.98%      0.82%      0.69%      0.66%       0.57%
Portfolio turnover rate (4)......................    12.06%     18.03%      2.61%     28.68%      42.34%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   THE CONSUMER STAPLES
                                                                 SELECT SECTOR SPDR FUND
                                                  ------------------------------------------------------
                                                     YEAR        YEAR       YEAR       YEAR       YEAR
                                                    ENDED       ENDED      ENDED      ENDED      ENDED
                                                   09/30/06    09/30/05   09/30/04   09/30/03   09/30/02
                                                  ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD............  $    23.28   $ 21.66    $ 20.30    $ 19.83    $  25.10
                                                  ----------   --------   --------   --------   --------
Net investment income (loss)....................        0.50(1)    0.42(1)    0.34      0.34        0.43
Net realized and unrealized gain (loss) (2).....        2.04      1.60       1.35       0.50       (5.29)
                                                  ----------   --------   --------   --------   --------
Total from investment operations................        2.54      2.02       1.69       0.84       (4.86)
                                                  ----------   --------   --------   --------   --------
Undistributed net investment income included in
 price of units issued and redeemed.............        0.02      0.02       0.02         --(5)    (0.04)
                                                  ----------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................       (0.50)    (0.42)     (0.35)     (0.37)      (0.37)
Net realized gain...............................          --        --         --         --          --
                                                  ----------   --------   --------   --------   --------
Total distributions to shareholders.............       (0.50)    (0.42)     (0.35)     (0.37)      (0.37)
                                                  ----------   --------   --------   --------   --------
NET ASSETS VALUE, END OF PERIOD.................  $    25.34   $ 23.28    $ 21.66    $ 20.30    $  19.83
                                                  ==========   ========   ========   ========   ========
TOTAL RETURN (3)................................       11.13%     9.44%      8.38%      4.31%     (19.68)%
                                                  ==========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $1,480,041   $857,861   $617,237   $276,106   $205,270
Ratio of expenses to average net assets.........        0.24%     0.26%      0.27%      0.27%       0.28%
Ratio of expenses to average net assets before
 waivers........................................        0.24%     0.26%      0.30%      0.30%       0.32%
Ratio of net investment income (loss) to average
 net assets.....................................        2.10%     1.84%      1.62%      1.87%       1.48%
Portfolio turnover rate (4).....................        7.55%    24.17%      2.84%     37.16%      59.68%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

(5) Less than $0.005 per share.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            THE ENERGY
                                                     SELECT SECTOR SPDR FUND
                                    ----------------------------------------------------------
                                       YEAR         YEAR         YEAR        YEAR       YEAR
                                      ENDED        ENDED        ENDED       ENDED      ENDED
                                     09/30/06     09/30/05     09/30/04    09/30/03   09/30/02
                                    ----------   ----------   ----------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................  $    53.65   $    35.00   $    23.99   $  21.14   $  25.90
                                    ----------   ----------   ----------   --------   --------
Net investment income (loss)......        0.64         0.58(1)       0.51(1)     0.50     0.43
Net realized and unrealized gain
  (loss) (2)......................       (0.14)       18.67        10.98       2.83      (4.73)
                                    ----------   ----------   ----------   --------   --------
Total from investment
  operations......................        0.50        19.25        11.49       3.33      (4.30)
                                    ----------   ----------   ----------   --------   --------
Undistributed net investment
  income included in price of
  units issued and redeemed.......        0.00(5)      (0.04)       0.03      (0.01)      0.01
                                    ----------   ----------   ----------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.............       (0.67)       (0.56)       (0.51)     (0.47)     (0.47)
Net realized gain.................          --           --           --         --         --
                                    ----------   ----------   ----------   --------   --------
Total distributions to
  shareholders....................       (0.67)       (0.56)       (0.51)     (0.47)     (0.47)
                                    ----------   ----------   ----------   --------   --------
NET ASSETS VALUE, END OF PERIOD...  $    53.48   $    53.65   $    35.00   $  23.99   $  21.14
                                    ==========   ==========   ==========   ========   ========
TOTAL RETURN (3)..................        0.87%       55.29%       48.27%     15.87%    (16.72)%
                                    ==========   ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................  $4,014,453   $3,431,320   $1,463,233   $395,863   $239,941
Ratio of expenses to average net
  assets..........................        0.24%        0.25%        0.27%      0.28%      0.27%
Ratio of expenses to average net
  assets before waivers...........        0.24%        0.26%        0.30%      0.31%      0.31%
Ratio of net investment income
  (loss) to average net assets....        1.18%        1.36%        1.70%      2.06%      1.82%
Portfolio turnover rate (4).......       18.00%       10.32%        9.70%      6.72%     38.55%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

(5) Less than $0.005 per share.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   THE FINANCIAL
                                                              SELECT SECTOR SPDR FUND
                                              --------------------------------------------------------
                                                 YEAR         YEAR        YEAR       YEAR       YEAR
                                                ENDED        ENDED       ENDED      ENDED      ENDED
                                               09/30/06     09/30/05    09/30/04   09/30/03   09/30/02
                                              ----------   ----------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD........  $    29.50   $    28.51   $ 25.41    $ 20.66    $  24.70
                                              ----------   ----------   --------   --------   --------
Net investment income (loss)................        0.77         0.67(1)    0.58      0.49(1)     0.49
Net realized and unrealized gain (loss)
 (2)........................................        5.22         1.07      3.10       4.75       (4.03)
                                              ----------   ----------   --------   --------   --------
Total from investment operations............        5.99         1.74      3.68       5.24       (3.54)
                                              ----------   ----------   --------   --------   --------
Undistributed net investment income included
 in price of units issued and redeemed......       (0.08)       (0.06)     0.02         --(5)    (0.07)
                                              ----------   ----------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................       (0.77)       (0.69)    (0.60)     (0.49)      (0.43)
Net realized gain...........................          --           --        --         --          --
                                              ----------   ----------   --------   --------   --------
Total distributions to shareholders.........       (0.77)       (0.69)    (0.60)     (0.49)      (0.43)
                                              ----------   ----------   --------   --------   --------
NET ASSETS VALUE, END OF PERIOD.............  $    34.64   $    29.50   $ 28.51    $ 25.41    $  20.66
                                              ==========   ==========   ========   ========   ========
TOTAL RETURN (3)............................       20.16%        5.88%    14.62%     25.45%     (14.87)%
                                              ==========   ==========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........  $1,952,484   $1,569,450   $995,236   $785,161   $400,857
Ratio of expenses to average net assets.....        0.24%        0.26%     0.26%      0.28%       0.27%
Ratio of expenses to average net assets
 before waivers.............................        0.24%        0.26%     0.30%      0.32%       0.31%
Ratio of net investment income (loss) to
 average net assets.........................        2.42%        2.30%     2.14%      2.09%       1.70%
Portfolio turnover rate (4).................       10.93%        9.34%     8.67%      5.90%      10.58%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

(5) Less than $0.005 per share.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                  THE HEALTH CARE
                                                              SELECT SECTOR SPDR FUND
                                              --------------------------------------------------------
                                                 YEAR         YEAR        YEAR       YEAR       YEAR
                                                ENDED        ENDED       ENDED      ENDED      ENDED
                                               09/30/06     09/30/05    09/30/04   09/30/03   09/30/02
                                              ----------   ----------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD........  $    31.37   $    28.80   $ 27.86    $ 25.36    $  23.55
                                              ----------   ----------   --------   --------   --------
Net investment income (loss)................        0.44(1)       0.37(1)    0.36     0.32        0.14
Net realized and unrealized gain (loss)
 (2)........................................        1.81         2.57      0.90       2.49        1.82
                                              ----------   ----------   --------   --------   --------
Total from investment operations............        2.25         2.94      1.26       2.81        1.96
                                              ----------   ----------   --------   --------   --------
Undistributed net investment income included
 in price of units issued and redeemed......       (0.02)        0.02      0.03       0.03          --(5)
                                              ----------   ----------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................       (0.43)       (0.39)    (0.35)     (0.34)      (0.15)
Net realized gain...........................          --           --        --         --          --
                                              ----------   ----------   --------   --------   --------
Total distributions to shareholders.........       (0.43)       (0.39)    (0.35)     (0.34)      (0.15)
                                              ----------   ----------   --------   --------   --------
NET ASSETS VALUE, END OF PERIOD.............  $    33.17   $    31.37   $ 28.80    $ 27.86    $  25.36
                                              ==========   ==========   ========   ========   ========
TOTAL RETURN (3)............................        7.17%       10.32%     4.57%     11.22%       8.27%
                                              ==========   ==========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........  $1,948,747   $1,617,139   $809,168   $316,268   $110,337
Ratio of expenses to average net assets.....        0.24%        0.25%     0.27%      0.28%       0.28%
Ratio of expenses to average net assets
 before waivers.............................        0.24%        0.26%     0.30%      0.31%       0.32%
Ratio of net investment income (loss) to
 average net assets.........................        1.40%        1.20%     1.20%      1.21%       0.49%
Portfolio turnover rate (4).................        3.81%        3.48%     7.15%      6.00%     102.64%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

(5) Less than $0.005 per share.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      THE INDUSTRIAL
                                                                 SELECT SECTOR SPDR FUND
                                                  ------------------------------------------------------
                                                     YEAR        YEAR       YEAR       YEAR       YEAR
                                                    ENDED       ENDED      ENDED      ENDED      ENDED
                                                   09/30/06    09/30/05   09/30/04   09/30/03   09/30/02
                                                  ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD............  $    30.14   $ 28.36    $ 23.26    $ 19.50    $ 23.60
                                                  ----------   --------   --------   --------   -------
Net investment income (loss)....................        0.56      0.46(1)    0.38(1)    0.35(1)    0.39
Net realized and unrealized gain (loss) (2).....        3.23      1.79       5.12       3.70      (4.11)
                                                  ----------   --------   --------   --------   -------
Total from investment operations................        3.79      2.25       5.50       4.05      (3.72)
                                                  ----------   --------   --------   --------   -------
Undistributed net investment income included in
 price of units issued and redeemed.............       (0.04)    (0.01)     (0.02)      0.04      (0.06)
                                                  ----------   --------   --------   --------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................       (0.54)    (0.46)     (0.38)     (0.33)     (0.32)
Net realized gain...............................          --        --         --         --         --
                                                  ----------   --------   --------   --------   -------
Total distributions to shareholders.............       (0.54)    (0.46)     (0.38)     (0.33)     (0.32)
                                                  ----------   --------   --------   --------   -------
NET ASSETS VALUE, END OF PERIOD.................  $    33.35   $ 30.14    $ 28.36    $ 23.26    $ 19.50
                                                  ==========   ========   ========   ========   =======
TOTAL RETURN (3)................................       12.51%     7.87%     23.64%     21.07%    (16.24)%
                                                  ==========   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $1,095,912   $717,293   $580,057   $580,292   $86,781
Ratio of expenses to average net assets.........        0.24%     0.25%      0.28%      0.27%      0.28%
Ratio of expenses to average net assets before
 waivers........................................        0.24%     0.26%      0.30%      0.30%      0.31%
Ratio of net investment income (loss) to average
 net assets.....................................        1.67%     1.54%      1.44%      1.59%      1.26%
Portfolio turnover rate (4).....................        3.01%     6.20%      2.98%     14.85%     57.63%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                     THE MATERIALS
                                                                SELECT SECTOR SPDR FUND
                                                  ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                   ENDED      ENDED      ENDED      ENDED      ENDED
                                                  09/30/06   09/30/05   09/30/04   09/30/03   09/30/02
                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD............  $ 27.47    $ 27.54    $ 21.86    $ 17.74    $  19.33
                                                  --------   --------   --------   --------   --------
Net investment income (loss)....................     0.80(1)    0.58(1)    0.50(1)    0.44        0.43
Net realized and unrealized gain (loss) (2).....     4.30      (0.06)      5.70       4.10       (1.60)
                                                  --------   --------   --------   --------   --------
Total from investment operations................     5.10       0.52       6.20       4.54       (1.17)
                                                  --------   --------   --------   --------   --------
Undistributed net investment income included in
 price of units issued and redeemed.............    (0.12)     (0.02)     (0.03)      0.05        0.02
                                                  --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................    (0.78)     (0.57)     (0.49)     (0.47)      (0.44)
Net realized gain...............................       --         --         --         --          --
                                                  --------   --------   --------   --------   --------
Total distributions to shareholders.............    (0.78)     (0.57)     (0.49)     (0.47)      (0.44)
                                                  --------   --------   --------   --------   --------
NET ASSETS VALUE, END OF PERIOD.................  $ 31.67    $ 27.47    $ 27.54    $ 21.86    $  17.74
                                                  ========   ========   ========   ========   ========
TOTAL RETURN (3)................................    18.13%      1.78%     28.35%     26.04%      (6.27)%
                                                  ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $703,475   $757,085   $659,685   $447,072   $159,645
Ratio of expenses to average net assets.........     0.24%      0.26%      0.27%      0.27%       0.28%
Ratio of expenses to average net assets before
 waivers........................................     0.24%      0.26%      0.30%      0.30%       0.31%
Ratio of net investment income (loss) to average
 net assets.....................................     2.57%      2.01%      1.96%      2.39%       1.96%
Portfolio turnover rate (4).....................     6.24%     16.06%      3.47%      3.94%      27.79%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                     THE TECHNOLOGY
                                                                SELECT SECTOR SPDR FUND
                                               ----------------------------------------------------------
                                                  YEAR         YEAR        YEAR        YEAR        YEAR
                                                 ENDED        ENDED       ENDED       ENDED       ENDED
                                                09/30/06     09/30/05    09/30/04    09/30/03    09/30/02
                                               ----------   ----------   --------   ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $    20.89   $    19.10   $ 18.25    $    11.84   $  19.18
                                               ----------   ----------   --------   ----------   --------
Net investment income (loss).................        0.19(1)       0.47(5)    0.13        0.10       0.02
Net realized and unrealized gain (loss)
 (2).........................................        1.10         1.74      0.85          6.36      (7.34)
                                               ----------   ----------   --------   ----------   --------
Total from investment operations.............        1.29         2.21      0.98          6.46      (7.32)
                                               ----------   ----------   --------   ----------   --------
Undistributed net investment income included
 in price of units issued and redeemed.......        0.00(6)       0.00(6)    0.01       (0.01)     (0.02)
                                               ----------   ----------   --------   ----------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................       (0.19)       (0.42)    (0.14)        (0.04)        --
Net realized gain............................          --           --        --            --         --
                                               ----------   ----------   --------   ----------   --------
Total distributions to shareholders..........       (0.19)       (0.42)    (0.14)        (0.04)        --
                                               ----------   ----------   --------   ----------   --------
NET ASSETS VALUE, END OF PERIOD..............  $    21.99   $    20.89   $ 19.10    $    18.25   $  11.84
                                               ==========   ==========   ========   ==========   ========
TOTAL RETURN (3).............................        6.20%       11.65%     5.37%        54.66%    (38.28)%
                                               ==========   ==========   ========   ==========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........  $1,817,902   $1,306,948   $936,192   $1,062,298   $632,588
Ratio of expenses to average net assets......        0.24%        0.26%     0.26%         0.28%      0.27%
Ratio of expenses to average net assets
 before waivers..............................        0.24%        0.26%     0.30%         0.32%      0.30%
Ratio of net investment income (loss) to
 average net assets..........................        0.91%        2.33%     0.68%         0.65%      0.12%
Portfolio turnover rate (4)..................       11.30%        8.33%     2.87%         9.86%     17.92%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

(5) Net investment income per share reflects receipt of a special one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.31 per share.

(6) Less than $0.005 per share.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   THE UTILITIES
                                                              SELECT SECTOR SPDR FUND
                                            ------------------------------------------------------------
                                               YEAR         YEAR         YEAR         YEAR        YEAR
                                              ENDED        ENDED        ENDED        ENDED       ENDED
                                             09/30/06     09/30/05     09/30/04     09/30/03    09/30/02
                                            ----------   ----------   ----------   ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $    33.58   $    25.10   $    21.79   $    18.57   $  29.35
                                            ----------   ----------   ----------   ----------   --------
Net investment income (loss)..............        1.08(1)       0.98(1)       0.85(1)       0.81     0.89
Net realized and unrealized gain (loss)
 (2)......................................        0.39         8.50         3.33         3.16     (10.82)
                                            ----------   ----------   ----------   ----------   --------
Total from investment operations..........        1.47         9.48         4.18         3.97      (9.93)
                                            ----------   ----------   ----------   ----------   --------
Undistributed net investment income
 included in price of units issued and
 redeemed.................................       (0.01)       (0.02)       (0.05)        0.06       0.06
                                            ----------   ----------   ----------   ----------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................       (1.07)       (0.98)       (0.82)       (0.81)     (0.91)
Net realized gain.........................          --           --           --           --         --
                                            ----------   ----------   ----------   ----------   --------
Total distributions to shareholders.......       (1.07)       (0.98)       (0.82)       (0.81)     (0.91)
                                            ----------   ----------   ----------   ----------   --------
NET ASSETS VALUE, END OF PERIOD...........  $    33.97   $    33.58   $    25.10   $    21.79   $  18.57
                                            ==========   ==========   ==========   ==========   ========
TOTAL RETURN (3)..........................        4.49%       38.18%       19.13%       22.16%    (34.15)%
                                            ==========   ==========   ==========   ==========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......  $2,993,688   $2,057,493   $1,270,116   $1,181,940   $139,244
Ratio of expenses to average net assets...        0.24%        0.26%        0.27%        0.27%      0.27%
Ratio of expenses to average net assets
 before waivers...........................        0.24%        0.26%        0.30%        0.31%      0.30%
Ratio of net investment income (loss) to
 average net assets.......................        3.34%        3.33%        3.64%        4.02%      3.60%
Portfolio turnover rate (4)...............        2.13%        4.40%        9.67%        5.70%     56.89%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

                  ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The charts on the following pages are provided to: (i) show the frequency at which the daily market price ("Market Price") on the American Stock Exchange ("Exchange"), the secondary market for shares of each Fund, was at a discount or premium to such Fund's daily net asset value ("NAV"); and (ii) compare each Fund's total return at NAV with the total return based on Market Price and its benchmark index (each, an "Index"). The Market Price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may at times be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. All data presented below represents past performance, which cannot be used to predict future results.

(i)  DISCOUNT/PREMIUM INFORMATION

     The discount or premium is the percentage difference between the NAV and the Market Price of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV.

(ii) TOTAL RETURN INFORMATION

     Since shares of each Fund did not trade on the Exchange until several days after each Fund's inception, for the period from inception of each Fund (12/16/98) to the first day of trading of shares of each Fund on the Exchange (12/22/98), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   ----------------------------------
                                              CONSUMER                             CONSUMER
                                            DISCRETIONARY                        DISCRETIONARY
                       NET ASSET   MARKET      SELECT       NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX      VALUE     VALUE    SECTOR INDEX
                       ---------   ------   -------------   ---------   ------   -------------
One Year Ended
  12/31/06...........   18.45%     18.53%      18.64%        18.45%     18.53%      18.64%
Five Years Ended
  12/31/06...........   38.79%     39.13%      40.46%         6.78%     6.83%        7.03%
Since Inception
  (12/16/98).........   66.36%     66.38%      70.22%         6.53%     6.53%        6.83%

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                              CONSUMER                            CONSUMER
                                              STAPLES                             STAPLES
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/06...........   14.47%     14.37%      14.79%       14.47%     14.37%      14.79%
Five Years Ended
  12/31/06...........   12.70%     12.66%      14.17%        2.42%     2.41%        2.69%
Since Inception
  (12/16/98).........   13.79%     13.76%      16.13%        1.62%     1.62%        1.88%

                       THE ENERGY SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   ---------------------------------
                                                ENERGY                              ENERGY
                       NET ASSET   MARKET       SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                       ---------   -------   ------------   ---------   ------   ------------
One Year Ended
  12/31/06...........    18.33%     18.15%      18.61%       18.33%     18.15%      18.61%
Five Years Ended
  12/31/06...........   138.49%    138.38%     142.00%       18.99%     18.98%      19.33%
Since Inception
  (12/16/98).........   183.52%    183.29%     190.54%       13.83%     13.82%      14.17%

                     THE FINANCIAL SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                             FINANCIAL                           FINANCIAL
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/06...........   18.84%     18.93%      19.23%       18.84%     18.93%      19.23%
Five Years Ended
  12/31/06...........   55.11%     55.37%      57.45%        9.18%     9.21%        9.50%
Since Inception
  (12/16/98).........   93.73%     93.65%      97.87%        8.57%     8.57%        8.85%

                    THE HEALTH CARE SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                            HEALTH CARE                         HEALTH CARE
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/06...........    7.10%     7.23%        7.36%        7.10%     7.23%       7.36%
Five Years Ended
  12/31/06...........   30.50%     31.28%      32.29%        5.47%     5.60%       5.78%
Since Inception
  (12/16/98).........   49.58%     49.70%      53.04%        5.13%     5.14%       5.43%

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   ----------------------------------
                                             INDUSTRIAL                           INDUSTRIAL
                       NET ASSET   MARKET      SELECT       NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX      VALUE     VALUE    SECTOR INDEX
                       ---------   ------   -------------   ---------   ------   -------------
One Year Ended
  12/31/06...........   13.60%     13.48%      13.90%        13.60%     13.48%      13.90%
Five Years Ended
  12/31/06...........   36.68%     36.44%      38.78%         6.45%     6.41%        6.77%
Since Inception
  (12/16/98).........   73.60%     73.43%      78.00%         7.10%     7.09%        7.43%

                     THE MATERIALS SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                             CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------   ----------------------------------
                                               MATERIALS                            MATERIALS
                       NET ASSET   MARKET       SELECT       NET ASSET   MARKET      SELECT
                         VALUE      VALUE    SECTOR INDEX      VALUE     VALUE    SECTOR INDEX
                       ---------   -------   -------------   ---------   ------   -------------
One Year Ended
  12/31/06...........    18.31%     18.64%       18.62%       18.31%     18.64%      18.62%
Five Years Ended
  12/31/06...........    80.81%     81.48%       83.85%       12.58%     12.66%      12.95%
Since Inception......   103.56%    103.75%      109.67%        9.24%     9.25%        9.64%

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                             CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------   ----------------------------------
                                              TECHNOLOGY                           TECHNOLOGY
                       NET ASSET   MARKET       SELECT       NET ASSET   MARKET      SELECT
                         VALUE      VALUE    SECTOR INDEX      VALUE     VALUE    SECTOR INDEX
                       ---------   -------   -------------   ---------   ------   -------------
One Year Ended
  12/31/06...........    12.13%     12.11%       12.34%       12.13%     12.11%      12.34%
Five Years Ended
  12/31/06...........     0.87%      1.08%        2.06%        0.17%     0.21%        0.41%
Since Inception
  (12/16/98).........   -19.09%    -19.17%      -17.57%       -2.60%     -2.61%      -2.37%

                     THE UTILITIES SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               MARKET PRICE VS. NAV
                                             AS OF DECEMBER 31, 2006
                              ------------------------------------------------------
                               MARKET PRICE ABOVE NAV      MARKET PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
One Year Ended: 12/31/06....    0        0        0         0         0         0
  252 Trading Days

                            CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   ----------------------------------
                                              UTILITIES                            UTILITIES
                       NET ASSET   MARKET      SELECT       NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX      VALUE     VALUE    SECTOR INDEX
                       ---------   ------   -------------   ---------   ------   -------------
One Year Ended
  12/31/06...........   20.61%     20.70%      20.99%        20.61%     20.70%      20.99%
Five Years Ended
  12/31/06...........   57.26%     56.26%      59.90%         9.48%     9.34%        9.84%
Since Inception
  (12/16/98).........   67.16%     67.10%      70.01%         6.60%     6.59%        6.83%

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to each Select Sector SPDR Fund's Shares. A Statement of Additional Information and the annual and semi-annual reports to shareholders, each of which has been filed with the SEC, provide more information about each Select Sector SPDR Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over the past fiscal year. The Statement of Additional Information and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated herein by reference (i.e., are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202, by visiting the Trust's website at www.sectorspdrs.com, or by calling the following number:

                      Investor Information: (800) 843-2639

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street, NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. These documents and other information concerning the Trust also may be inspected at the offices of the AMEX (86 Trinity Place, New York, New York 10006). You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Select Sector SPDR Funds in writing to ALPS Distributors, Inc. at 1625 Broadway, Suite 2200, Denver, CO 80202.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A SELECT SECTOR SPDR FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY SELECT SECTOR SPDR FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN A SELECT SECTOR SPDR FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

            The Trust's Investment Company Act Number is 811-08837.

                         THE SELECT SECTOR SPDR(R) TRUST

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                      THE FINANCIAL SELECT SECTOR SPDR FUND
                     THE HEALTH CARE SELECT SECTOR SPDR FUND
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                      THE MATERIALS SELECT SECTOR SPDR FUND
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                      THE UTILITIES SELECT SECTOR SPDR FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2007

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 31, 2007 (the "Prospectus") for The Select Sector SPDR Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Trust may be obtained without charge by writing to the Trust's Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202. The Report of Independent Registered Public Accountants, financial highlights and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2006 are incorporated by reference into this Statement of Additional Information.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the American Stock Exchange LLC (the "AMEX"). The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and sometimes referred to as the "Index Compilation Agent") in consultation with Standard & Poor's ("S&P") from the universe of companies represented by the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST..........................................     2
INVESTMENT POLICIES AND RESTRICTIONS......................................    12
SPECIAL CONSIDERATIONS AND RISKS..........................................    15
EXCHANGE LISTING AND TRADING..............................................    16
MANAGEMENT OF THE TRUST...................................................    17
BROKERAGE TRANSACTIONS....................................................    25
BOOK ENTRY ONLY SYSTEM....................................................    27
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    28
CREATION AND REDEMPTION OF CREATION UNITS.................................    31
DETERMINATION OF NET ASSET VALUE..........................................    35
DIVIDENDS AND DISTRIBUTIONS...............................................    35
TAXES.....................................................................    36
CAPITAL STOCK AND SHAREHOLDER REPORTS.....................................    38
COUNSEL AND REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS.....................    39
FINANCIAL STATEMENTS......................................................    39
APPENDIX A - SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICY..............   A-1

The information contained herein regarding the Select Sector Indexes, securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

Each Select Sector Index is based on equity securities of public companies that are components of the S&P 500, selected on the basis of general industrial classification, and included as constituent securities of a particular Select Sector Index by the index compilation agent in consultation with S&P, a division of the McGraw-Hill Companies, Inc. The AMEX acts as "index calculation agent" in connection with the calculation and dissemination of each Select Sector Index.

Select Sector SPDRs are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Select Sector SPDRs or any member of the public regarding the advisability of investing in securities generally or in the Select Sector SPDRs particularly or the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. The stocks included in each Select Sector Index were selected by the index compilation agent in consultation with S&P from a universe of companies represented by the S&P 500. The composition and weighting of stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in the corresponding S&P 500 sector index that is published and disseminated by S&P. S&P's only relationship to the index compilation agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the index compilation agent or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the index compilation agent, the Trust or the owners of Select Sector SPDRs into consideration in determining, composing or calculating the S&P
500. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Select Sector SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of the Select Sector SPDRs.

S&P does not guarantee the accuracy and/or completeness of the S&P 500, the select sector indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the index compilation agent, the trust, owners of the product, or any other person or entity from the use of the S&P 500, the select sector indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the select sector indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The shares are not sponsored or promoted by either the Index Calculation Agent or the Index Compilation Agent.

Neither the Index Calculation Agent nor the Index Compilation Agent makes any representation or warranty, express or implied, to the owners of the shares of any Select Sector SPDR Fund or any member of the public regarding the ability of the indexes identified herein to track stock market performance. The select sector indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. The Index Calculation Agent and the Index Compilation Agent are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Index Calculation Agent and the Index Compilation Agent have no obligation or liability to owners of the shares of any Select Sector SPDR Fund in connection with the administration, marketing or trading of the shares of any Select Sector SPDR Fund.

Although Merrill Lynch -- as the Index Compilation Agent - shall obtain and provide information to the AMEX -- as the Index Calculation Agent -- from sources which it considers reliable, the Index Compilation Agent and the Index Calculation Agent do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. The Index Compilation Agent and the Index Calculation Agent make no warranty, express or implied, as to results to be obtained by the trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent and the Index Calculation Agent make no express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent and the Index Calculation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended. The Trust currently consists of nine investment series (each, a "Select Sector SPDR Fund" or "Fund" and collectively the "Select Sector SPDR Funds" or "Funds") as described on the front cover.

The Trust was organized as a Massachusetts business trust on June 10, 1998. The shares of each Select Sector SPDR Fund are referred to herein as "Shares." The Select Sector SPDR Funds offered by the Trust are: The Consumer Discretionary Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Health Care Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Materials Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") manages each Select Sector SPDR Fund.

Except as described in greater detail under "Dividend Reinvestment Service," each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Select Sector SPDR Fund offers and issues Creation Units generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares are listed on the AMEX and trade at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Select Sector SPDR Fund), and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount of cash in such amount as set forth in the Participation Agreement (as defined below). See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash purchases or redemptions, the Trust may impose in addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three (3) times the fixed creation or redemption transaction fee. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

THE SELECT SECTOR INDEXES AND RELEVANT EQUITY MARKETS

Each of the nine Select Sector Indexes which is the benchmark for a Select Sector SPDR Fund is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in specific sectors.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

SELECTION CRITERIA

Each Select Sector Index was developed and is maintained in accordance with the following criteria:

Each of the component stocks in a Select Sector Index (the "Component Stocks") has been selected from the universe of companies defined by the S&P 500.

The nine Select Sector Indexes together will include all of the companies represented in the S&P 500 and each of the stocks in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

The Component Stocks have been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with S&P, assigns Component Stocks to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in such Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the assignment of the S&P 500 component securities to any Select Sector Index, which is the sole responsibility of the Index Compilation Agent.

Each Select Sector Index is weighted based on the market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective Select Sector Index; and (ii) with respect to 50% of the total value of the Select Sector Index, the market capitalization-based weighted value of the Component Stocks must be diversified so that no single Component Stock measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective Select Sector Index.

Rebalancing the Select Sector Indexes to meet the asset diversification requirements will be the responsibility of the American Stock Exchange Index Services Group ("ISG"). If shortly prior to the last business day of any calendar quarter (a "Quarterly Qualification Date"), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the "Asset Diversification Limits"), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index and the aggregate amount by which all Component Stocks exceed 24% will be redistributed equally across the remaining Component Stocks that represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Select Sector Index accounted for by the lowest weighted Component Stocks, each Component Stock that exceeds 4.8% of the total value of the Select Sector Index will be reduced to 4.6% and the aggregate amount by which all Component Stocks exceed 4.8% will be distributed equally across all remaining Component Stocks that represent less than 4.6% of the total value of the Select Sector Index. If as a result of this redistribution another Component Stock that did not previously exceed 4.8% of the Select Sector Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to insure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

As detailed below, the Select Sector Indexes are calculated and disseminated by ISG. As of the market close on December 31, 2006, the weighting of each Select Sector Index in the S&P 500 based on the capitalization of the stocks in the index was as follows:

LIST OF THE INDEXES                              WEIGHTING
-------------------                              ---------
The Consumer Discretionary Select Sector Index     10.62%
The Consumer Staples Select Sector Index            9.26%
The Energy Select Sector Index                      9.82%
The Financial Select Sector Index                  22.27%
The Health Care Select Sector Index                12.03%
The Industrial Select Sector Index                 10.84%
The Materials Select Sector Index                   2.96%
The Technology Select Sector Index                  3.55%
The Utilities Select Sector Index                  18.65%
                                                  ------
                                                  100.00%

Periodically, the Index Compilation Agent will supply ISG with sector designations for a number of stocks deemed likely candidates for replacement selection by the Standard & Poor's 500 Index Committee. If a replacement not on the current list is selected by the Standard & Poor's 500 Index Committee, ISG will ask the Index Compilation Agent to assign the stock to one of the nine sectors promptly. AMEX will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).

The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to one Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index. In the event that the Index Compilation Agent notifies ISG that a Component Stock's Select Sector Index assignment should be changed, the AMEX will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indexes on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index on the same schedule used by S&P for additions and deletions from the S&P 500 insofar as practicable.

Select Sector Index Calculations

With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P in calculating the S&P 500. In particular:

Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.

Total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.

The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the "Index Divisor." By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).

Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.

Once a week the database containing the current common shares outstanding for the S&P 500 companies is compared by S&P against the shares outstanding used to actually calculate the S&P 500. Any difference of 5% or more is screened for review by S&P. If appropriate, a share change will be implemented by S&P after the close of trading on the following Wednesday. Preannounced corporate actions such as restructurings and recapitalizations can significantly change a company's shares outstanding. Any changes over 5% are reviewed by S&P and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by S&P in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.

S&P will advise ISG regarding the handling of non-routine corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index Corporate actions such as a merger or acquisition, stock splits, routine spin-offs, etc., which require adjustments in the Select Sector Index calculation, will be handled by the AMEX staff and Index Divisor adjustments, calculated when necessary, are handled by S&P in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indexes will be disseminated promptly by ISG.

Select Sector Index Dissemination

Similar to other stock index values published by the AMEX, the value of each Select Sector Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network B. The major electronic financial data vendors - Bloomberg, Quotron, Reuters and Bridge Information Systems - are expected to publish information on each Select Sector Index for their subscribers.

Brief descriptions of the Select Sector Indexes on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below.

THE CONSUMER DISCRETIONARY SELECT SECTOR INDEX

General Background

The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products. Consumer discretionary products include automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retail. As of December 31, 2006, the Consumer Discretionary Select Sector Index included 88 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $1,352,161,401,247

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                         CUMULATIVE
         COMPANY NAME            MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
         ------------            ---------------------   -------------   ------------   ------------
Comcast Corp.                       $88,094,952,510          6.52%           6.52%          6.52%
Time Warner, Inc.                   $86,953,557,240          6.43%           6.43%         12.95%
Home Depot, Inc.                    $81,961,379,360          6.06%           6.06%         19.01%
Disney (Walt) Co. (The)             $70,886,021,390          5.24%           5.24%         24.25%
McDonald's Corp.                    $54,825,083,170          4.06%           4.06%         28.30%
News Corp.                          $50,278,266,072          3.72%           3.72%         32.02%
Target Corp.                        $48,999,503,350          3.62%           3.62%         35.65%
Lowe's Companies, Inc.              $47,434,783,900          3.51%           3.51%         39.16%
Viacom, Inc.                        $28,690,925,010          2.12%           2.12%         41.28%
Starbucks Corp.                     $26,779,893,140          1.98%           1.98%         43.26%

10 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                         CUMULATIVE
           INDUSTRY              MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
           --------              ---------------------   -------------   ------------   ------------
Movies & Entertainment              $236,808,769,712         17.51%         17.51%         17.51%
Broadcasting & Cable TV             $162,333,931,756         12.01%         12.01%         29.52%
Home Improvement Retail             $136,510,961,722         10.10%         10.10%         39.62%
Restaurants                         $106,252,717,170          7.86%          7.86%         47.47%
Department Stores                   $ 87,179,548,423          6.45%          6.45%         53.92%
Hotels, Resorts & Cruise Lines      $ 70,951,849,589          5.25%          5.25%         59.17%
General Merchandise Stores          $ 60,967,758,110          4.51%          4.51%         63.68%
Publishing                          $ 52,285,506,452          3.87%          3.87%         67.54%
Specialty Stores                    $ 38,929,895,610          2.88%          2.88%         70.42%
Apparel Retail                      $ 33,152,410,681          2.45%          2.45%         72.87%

THE CONSUMER STAPLES SELECT SECTOR INDEX

General Background

The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products. Consumer Staples include cosmetic and personal care, soft drinks, tobacco and food products. As of December 31, 2006, the Consumer Staples Select Sector Index included 38 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $1,178,002,165,403

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                         CUMULATIVE
         COMPANY NAME            MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
         ------------            ---------------------   -------------   ------------   ------------
Procter & Gamble Co.                $203,655,819,580         17.29%         17.29%         17.29%
Altria Group, Inc.                  $179,868,507,420         15.27%         15.27%         32.56%
Wal-Mart Stores, Inc.               $113,562,842,755          9.64%          9.64%          9.64%
PepsiCo, Inc.                       $102,712,166,550          8.72%          8.72%         50.92%
Coca-Cola Co. (The)                 $ 98,386,696,590          8.35%          8.35%         59.27%
Walgreen Co.                        $ 46,047,953,380          3.91%          3.91%         63.18%
Anheuser-Busch Cos, Inc.            $ 37,825,944,000          3.21%          3.21%         66.39%
Colgate-Palmolive Co.               $ 33,554,236,800          2.85%          2.85%         69.24%
Kimberly-Clark Corp.                $ 31,141,892,700          2.64%          2.64%         71.88%
CVS Corp.                           $ 25,456,486,880          2.16%          2.16%         74.04%

10 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                         CUMULATIVE
           INDUSTRY              MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
           --------              ---------------------   -------------   ------------   ------------
Household Products                  $278,091,009,630         23.61%         23.61%         23.61%
Soft Drinks                         $210,989,473,562         17.91%         17.91%         41.52%
Tobacco                             $200,457,355,180         17.02%         17.02%         58.54%
Hypermarkets & Super Centers        $137,791,471,915         11.70%         11.70%         70.23%
Packaged Foods & Meats              $116,979,246,255          9.93%          9.93%         80.16%
Drug Retail                         $ 71,504,440,260          6.07%          6.07%         86.23%
Food Retail                         $ 45,939,380,010          3.90%          3.90%         90.13%
Brewers                             $ 41,321,382,383          3.51%          3.51%         93.64%
Food Distributors                   $ 22,722,348,520          1.93%          1.93%         95.57%
Agricultural Products               $ 21,005,582,160          1.78%          1.78%         97.35%

THE ENERGY SELECT SECTOR INDEX

General Background

The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services; as well as airlines, marine, road and rail and transportation infrastructure companies. As of December 31, 2006, the Energy Select Sector Index included 31 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $1,249,930,158,230

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                             CUMULATIVE
           COMPANY NAME              MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
           ------------              ---------------------   -------------   ------------   ------------
Exxon Mobil Corp.                       $446,943,555,440         35.76%         35.76%         35.76%
Chevron Corp.                           $160,294,149,990         12.82%         12.82%         48.58%
ConocoPhillips                          $118,413,151,500          9.47%          9.47%         58.06%
Schlumberger Ltd.                       $ 74,416,059,400          5.95%          5.95%         64.01%
Occidental Petroleum Corp.              $ 42,068,705,220          3.37%          3.37%         67.38%
Marathon Oil Corp.                      $ 32,515,600,000          2.60%          2.60%         69.98%
Halliburton Co.                         $ 31,221,054,450          2.50%          2.50%         72.47%
Valero Energy Corp.                     $ 30,932,256,880          2.48%          2.48%         74.95%
Devon Energy Corp.                      $ 29,649,427,080          2.37%          2.37%         77.32%
Baker Hughes, Inc.                      $ 23,946,299,080          1.92%          1.92%         79.24%

7 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                             CUMULATIVE
             INDUSTRY                MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
             --------                ---------------------   -------------   ------------   ------------
Integrated Oil & Gas                    $823,166,699,149         65.86%         65.86%          65.86%
Oil & Gas Equipment & Services          $171,301,211,490         13.71%         13.71%          79.56%
Oil & Gas Exploration & Production      $116,070,421,642          9.29%          9.29%          88.85%
Oil & Gas Drilling                      $ 46,557,367,780          3.73%          3.73%          92.57%
Oil & Gas Refining & Marketing          $ 38,609,833,000          3.09%          3.09%          95.66%
Oil & Gas Storage & Transportation      $ 37,696,352,960          3.02%          3.02%          98.68%
Coal & Consumable Fuels                 $ 16,528,272,210          1.32%          1.32%         100.00%

THE FINANCIAL SELECT SECTOR INDEX

General Background

The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. As of December 31, 2006, the Financial Services Sector Index included 87 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $2,834,593,610,185

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                             CUMULATIVE
           COMPANY NAME              MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
           ------------              ---------------------   -------------   ------------   ------------
Citigroup, Inc.                         $273,691,251,900         9.66%           9.66%          9.66%
Bank of America Corp.                   $239,757,832,320         8.46%           8.46%         18.11%
American International Group, Inc.      $186,296,006,860         6.57%           6.57%         24.69%
JPMorgan Chase & Co.                    $167,550,671,400         5.91%           5.91%         30.60%
Wells Fargo & Co.                       $120,049,315,400         4.24%           4.24%         34.83%
Wachovia Corp.                          $108,548,237,650         3.83%           3.83%         38.66%
Morgan Stanley                          $ 86,198,377,940         3.04%           3.04%         41.70%
Goldman Sachs Group, Inc.               $ 84,889,609,200         3.00%           3.00%         44.70%
Merrill Lynch & Co., Inc.               $ 82,297,607,000         2.90%           2.90%         47.60%
American Express Co.                    $ 73,093,638,580         2.58%           2.58%         50.18%

10 Largest Industries (% Index Weight) (as of 12/31/06):


                                                                                               CUMULATIVE
              INDUSTRY                 MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
              --------                 ---------------------   -------------   ------------   ------------
Other Diversified Financial Services      $680,999,755,620         24.03%         24.03%         24.03%
Investment Banking & Brokerage            $343,243,889,994         12.11%         12.11%         36.13%
Diversified Banks                         $301,536,117,850         10.64%         10.64%         46.77%
Multi-line Insurance                      $249,981,245,594          8.82%          8.82%         55.59%
Regional Banks                            $229,669,581,800          8.10%          8.10%         63.69%
Thrifts & Mortgage Finance                $188,643,197,710          6.66%          6.66%         70.35%
Property & Casualty Insurance             $184,421,635,890          6.51%          6.51%         76.85%
Life & Health Insurance                   $156,835,624,900          5.53%          5.53%         82.39%
Asset Management & Custody Banks          $144,132,602,516          5.09%          5.09%         87.47%
Consumer Finance                          $124,370,194,660          4.39%          4.39%         91.86%

THE HEALTH CARE SELECT SECTOR INDEX

General Background

The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms. The Health Care Select Sector Index will only include companies involved in the health care industry, such as health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. As of December 31, 2006, the Health Care Select Sector Index included 55 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $1,530,702,441,380

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                               CUMULATIVE
            COMPANY NAME               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
            ------------               ---------------------   -------------   ------------   ------------
Johnson & Johnson                         $191,415,417,100         12.51%         12.51%         12.51%
Pfizer, Inc.                              $186,750,525,500         12.20%         12.20%         24.71%
Merck & Co., Inc.                         $ 94,655,730,800          6.18%          6.18%         30.89%
Amgen, Inc.                               $ 79,684,844,580          5.21%          5.21%         36.10%
Abbott Laboratories                       $ 74,763,225,440          4.88%          4.88%         40.98%
UnitedHealth Group, Inc.                  $ 72,374,095,080          4.73%          4.73%         45.71%
Wyeth                                     $ 68,573,913,080          4.48%          4.48%         50.19%
Medtronic, Inc.                           $ 61,597,126,830          4.02%          4.02%         54.21%
Bristol-Myers Squibb Co.                  $ 51,764,280,960          3.38%          3.38%         57.59%
Eli Lilly and Co.                         $ 51,291,489,276          3.35%          3.35%         60.94%

10 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                               CUMULATIVE
              INDUSTRY                 MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
              --------                 ---------------------   -------------   ------------   ------------
Pharmaceuticals                           $804,799,097,316         52.58%         52.58%          52.58%
Health Care Equipment                     $201,410,084,854         13.16%         13.16%          65.74%
Managed Health Care                       $174,368,167,760         11.39%         11.39%          77.13%
Biotechnology                             $171,481,080,150         11.20%         11.20%          88.33%
Health Care Services                      $ 67,423,349,700          4.41%          4.41%          92.73%
Health Care Distributors                  $ 54,671,129,440          3.57%          3.57%          96.31%
Life Sciences Tools & Services            $ 36,464,076,730          2.38%          2.38%          98.69%
Health Care Facilities                    $ 11,833,110,090          0.77%          0.77%          99.46%
Health Care Technology                    $  5,453,131,200          0.36%          0.36%          99.82%
Health Care Supplies                      $  2,799,214,140          0.18%          0.18%         100.00%

THE INDUSTRIAL SELECT SECTOR INDEX

General Background

The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials. Industrials include electrical equipment, construction equipment and building products, waste management services, aerospace and defense, and industrial machinery products. As of December 31, 2006, the Industrial Select Sector Index included 52 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $1,379,987,358,711

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                               CUMULATIVE
            COMPANY NAME               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
            ------------               ---------------------   -------------   ------------   ------------
General Electric Co.                      $383,564,475,420         27.80%         27.80%         27.80%
United Parcel Services, Inc.              $ 80,494,254,140          5.83%          5.83%         33.63%
Boeing Co.                                $ 702,48,897,400          5.09%          5.09%         38.72%
United Technologies Corp.                 $ 62,748,260,520          4.55%          4.55%         43.27%
Tyco International Ltd.                   $ 60,461,131,200          4.38%          4.38%         47.65%
3M Co.                                    $ 57,385,002,380          4.16%          4.16%         51.81%
Caterpillar, Inc.                         $ 39,897,250,220          2.89%          2.89%         54.70%
Honeywell International, Inc.             $ 36,938,912,400          2.68%          2.68%         57.37%
Emerson Electric Co.                      $ 35,376,405,120          2.56%          2.56%         59.94%
FedEx Corp.                               $ 33,306,476,460          2.41%          2.41%         62.35%

10 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                               CUMULATIVE
              INDUSTRY                 MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
              --------                 ---------------------   -------------   ------------   ------------
Industrial Conglomerates                  $513,173,586,650         37.19%         37.19%         37.19%
Aerospace & Defense                       $306,148,255,055         22.19%         22.19%         59.37%
Air Freight & Logistics                   $113,800,730,600          8.25%          8.25%         67.62%
Industrial Machinery                      $ 93,535,970,157          6.78%          6.78%         74.40%
Construction & Farm Machinery &
   Heavy Trucks                           $ 90,760,171,510          6.58%          6.58%         80.97%
Railroads                                 $ 86,275,718,010          6.25%          6.25%         87.23%
Electrical Components & Equipment         $ 59,162,698,754          4.29%          4.29%         91.51%
Environmental & Facilities Services       $ 22,793,053,929          1.65%          1.65%         93.16%
Building Products                         $ 19,728,161,847          1.43%          1.43%         94.59%
Office Services & Supplies                $ 16,661,437,066          1.21%          1.21%         95.80%

THE MATERIALS SELECT SECTOR INDEX

General Background

The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries. Basic industries include integrated steel products, construction materials, fibers, paper and gold. As of December 31, 2006, the Materials Select Sector Index included 29 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $377,283,220,217

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                               CUMULATIVE
            COMPANY NAME               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
            ------------               ---------------------   -------------   ------------   ------------
Du Pont (E.I.) de Nemours and Co.         $44,803,652,840          11.88%         11.88%         11.88%
Dow Chemical Co.                          $38,150,368,480          10.11%         10.11%         21.99%
Monsanto Co.                              $28,539,601,530           7.57%          7.57%         29.55%
Alcoa, Inc.                               $26,021,671,000           6.90%          6.90%         36.45%
Phelps Dodge Corp.                        $24,421,563,080           6.47%          6.47%         42.92%
Newmont Mining Corp. (Holding Co.)        $20,327,478,150           5.39%          5.39%         48.31%
Praxair, Inc.                             $19,157,597,670           5.08%          5.08%         53.39%
Weyerhaeuser Co.                          $16,710,985,800           4.43%          4.43%         57.82%
Nucor Corp.                               $16,513,660,560           4.38%          4.38%         62.19%
International Paper Co.                   $15,514,442,900           4.11%          4.11%         66.31%

10 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                               CUMULATIVE
              INDUSTRY                 MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
              --------                 ---------------------   -------------   ------------   ------------
Diversified Chemicals                     $104,593,807,798         27.72%         27.72%         27.72%
Diversified Metals & Mining               $ 35,396,360,520          9.38%          9.38%         37.11%
Industrial Gases                          $ 34,643,022,590          9.18%          9.18%         46.29%
Steel                                     $ 34,312,501,240          9.10%          9.10%         55.38%
Fertilizers & Agricultural Chemicals      $ 28,539,601,530          7.57%          7.57%         62.95%
Aluminum                                  $ 26,021,671,000          6.90%          6.90%         69.84%
Specialty Chemicals                       $ 24,278,668,470          6.44%          6.44%         76.28%
Paper Products                            $ 20,960,924,120          5.56%          5.56%         81.83%
Gold                                      $ 20,327,478,150          5.39%          5.39%         87.22%
Forest Products                           $ 16,710,985,800          4.43%          4.43%         91.65%

THE TECHNOLOGY SELECT SECTOR INDEX

General Background

The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products. Technology products include computers and peripherals, semiconductor equipment and products, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. As of December 31, 2006, the Technology Select Sector Index included 88 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $2,374,095,224,190

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                                CUMULATIVE
COMPANY NAME                            MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------                            ---------------------   -------------   ------------   ------------
Microsoft Corp.                            $258,313,031,328         10.88%         10.885         10.88%
Cisco Systems, Inc.                        $165,967,410,270          6.99%           6.99%        17.87%
International Business Machines Corp.      $146,342,096,800          6.16%           6.16%        24.04%
AT&T, Inc.                                 $137,383,746,500          5.79%           5.79%        29.82%
Intel Corp.                                $116,761,500,000          4.92%           4.92%        34.74%
Hewlett-Packard Co.                        $112,817,680,020          4.75%           4.75%        39.49%
Verizon Communications, Inc.               $1087,22,738,600          4.58%           4.58%        44.07%
Google, Inc.                               $ 98,685,422,752          4.16%           4.16%        48.23%
BellSouth Corp.                            $ 85,931,843,480          3.62%           3.62%        51.85%
Apple Computer, Inc.                       $ 72,157,098,720          3.04%           3.04%        54.89%

10 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                                CUMULATIVE
INDUSTRY                                MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
--------                                ---------------------   -------------   ------------   ------------
Computer Hardware                          $415,007,512,580         17.48%          17.48%        17.48%
Integrated Telecommunication Services      $369,772,153,892         15.58%          15.58%        33.06%
Systems Software                           $364,447,611,097         15.35%          15.35%        48.41%
Communications Equipment                   $340,809,159,110         14.36%          14.36%        62.76%
Semiconductors                             $266,319,949,584         11.22%          11.22%        73.98%
Internet Software & Services               $170,641,273,525          7.19%           7.19%        81.17%
Data Processing & Outsourced Services      $1295,03,205,413          5.46%           5.46%        86.62%
Wireless Telecommunication Services        $ 77,281,999,920          3.26%           3.26%        89.88%
Computer Storage & Peripherals             $ 64,063,352,430          2.70%           2.70%        92.58%
Application Software                       $ 53,830,010,910          2.27%           2.27%        94.84%

THE UTILITIES SELECT SECTOR INDEX

General Background

The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. As of December 31, 2006, the Utilities Select Sector Index included 32 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2006 is included in the Fund's Annual Report to Shareholders dated September 30, 2006.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/06): $ 452,348,075,214

10 Largest Components by Market Capitalization (as of 12/31/06):

                                                                                                CUMULATIVE
COMPANY NAME                            MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------                            ---------------------   -------------   ------------   ------------
Duke Energy Corp.                          $41,702,627,250          9.22%           9.22%          9.22%
Exelon Corp.                               $41,525,404,950          9.18%           9.18%         18.40%
Dominion Resources, Inc.                   $29,655,717,120          6.56%           6.56%         24.96%
Southern Co. (The)                         $27,377,396,400          6.05%           6.05%         31.01%
TXU Corp.                                  $24,895,454,610          5.50%           5.50%         36.51%
FPL Group, Inc.                            $21,999,121,740          4.86%           4.86%         41.37%
FirstEnergy Corp.                          $19,248,121,800          4.26%           4.26%         45.63%
Entergy Corp.                              $19,097,407,520          4.22%           4.22%         49.85%
American Electric Power Co., Inc.          $16,843,498,340          3.72%           3.72%         53.58%
Public Service Enterprise Group, Inc.      $16,741,235,140          3.70%           3.70%         57.28%

4 Largest Industries (% Index Weight) (as of 12/31/06):

                                                                                                CUMULATIVE
INDUSTRY                                MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
--------                                ---------------------   -------------   ------------   ------------
Electric Utilities                         $199,708,766,840        44.15%          44.15%         44.15%
Multi-Utilities                            $187,029,062,600        41.35%          41.35%         85.50%
Independent Power Producers & Energy
   Traders                                 $ 54,671,994,004        12.09%          12.09%         97.58%
Gas Utilities                              $ 10,938,251,770         2.42%           2.42%        100.00%

INVESTMENT POLICIES AND RESTRICTIONS

LENDING PORTFOLIO SECURITIES

Each Select Sector SPDR Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Select Sector SPDR Fund in connection with these loans generate income, securities lending may enable a Select Sector SPDR Fund to earn additional income that may partially offset the expenses of such Select Sector SPDR Fund, and thereby reduce the effect that expenses have on such Select Sector SPDR Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective Select Sector Index.

Loans of portfolio securities may not exceed 33% of a Select Sector SPDR Fund's total assets. The documentation for these loans provides that a Select Sector SPDR Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Select Sector SPDR Fund is determined. Each Select Sector SPDR Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.

Each Select Sector SPDR Fund will comply with the conditions for lending established by the SEC. Although each Select Sector SPDR Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Select Sector SPDR Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Select Sector SPDR Fund). In addition, each Select Sector SPDR Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

REPURCHASE AGREEMENTS

Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Select Sector SPDR Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Select Sector SPDR Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. government and U.S. government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended ("1940 Act")).

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Select Sector SPDR Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Select Sector SPDR Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Select Sector SPDR Index. Exchange-traded futures and options contracts are not currently available for the Select Sector Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Select Sector Index components or a subset of the components. Options on the Shares have been listed on the AMEX.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

In connection with its management of the Select Sector SPDR Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The Select Sector SPDR Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Select Sector SPDR Fund's policies. Each Select Sector SPDR Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:

1. Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short; or

9. Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Select Sector SPDR Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Select Sector SPDR Fund has valued the investment.

3. Under normal circumstances the Funds will invest at least 95% of their total assets in common stocks that comprise their relevant Select Sector Index. Prior to any change in a Fund's 95% investment policy, a Fund will provide shareholders with 60 days written notice. 4. Invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company;
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Select Sector SPDR Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL. Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

While S&P often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indexes and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Select Sector Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Select Sector SPDR Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to the benchmark Select Sector Index if the index underlying the futures contracts differs from the benchmark Select Sector Index. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING SELECT SECTOR SPDRs." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of any Select Sector SPDR Fund will continue to be met.

The AMEX may but is not required to remove the Shares of a Select Sector SPDR Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Select Sector Index or portfolio of securities on which such Select Sector SPDR Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the Shares from listing and trading upon termination of the Trust.

As in the case of other stocks traded on the AMEX, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The Trust is a Massachusetts business trust governed by a Board of Trustees (the "Board"). The Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Select Sector SPDR Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                   TERM OF                                           IN FUND
                                                  OFFICE AND                                         COMPLEX
        NAME, ADDRESS             POSITION(S)     LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER DIRECTORSHIPS
      AND DATE OF BIRTH           WITH FUNDS     TIME SERVED           DURING PAST 5 YEARS         BY TRUSTEE     HELD BY TRUSTEE
      -----------------        ---------------  -------------  ----------------------------------  ----------  ---------------------
INDEPENDENT TRUSTEES

GEORGE R. GASPARI              Trustee,         Unlimited      Financial Services Consultant       9           Trustee of Liberty
P.O. Box 844                   Chairman,        Elected:       (1996 to present).                              All Star Funds
124 Island Drive               Member of        October 1998
Highland Lakes, NJ 07422       the Audit
3/15/40                        Committee

ERNEST J. SCALBERG             Trustee,         Unlimited      Associate Vice President for        9           N/A
Monterey Institute of          Member of        Elected:       External Programs and Dean of
International Studies          the Audit        October 1998   Fisher Graduate School of
460 Pierce St.                 Committee                       International Business (2001
Monterey, CA 93940                                             to present); Director,
5/18/45                                                        Adviser or Trustee to
                                                               numerous non-profit
                                                               organizations (1974 to
                                                               present).

R. CHARLES TSCHAMPION          Trustee;         Unlimited      Director, Industry Relations,       9           Trustee of Lehigh
CFA Institute                  Member of the    Elected:       CFA Institute (2005 to                          University and
477 Madison Ave.               Audit            October 1998   present) Managing Director of                   Chair of the
New York, NY  10022            Committee                       Investment Research and                         Investment
4/15/46                                                        Managing Director of Defined                    Sub-Committee for
                                                               Contribution Plans, General                     the Lehigh
                                                               Motors Asset Management                         University
                                                               Corporation (1994 to 2005);                     Endowment Fund;
                                                               Board of Governors of the                       Director of Select
                                                               Association for Investment                      High Yield Overseas
                                                               Management Research (Member,                    Fund, LLC.
                                                               1995 to 2001; Chair, 1999-
                                                               2000); India Magnum Fund (1994
                                                               to 2005); Trustee of Lehigh
                                                               University and Chair of the
                                                               Investment Sub-Committee for
                                                               the Lehigh University Endowment
                                                               Fund (October 1998 to present);
                                                               Director of Select HighYield
                                                               Overseas Fund, LLC (January
                                                               2007 to present).

CHERYL BURGERMEISTER           Trustee;         Unlimited      Retired; Trustee and                9           Trustee and
One Lincoln Street             Chairman of      Elected:       Treasurer of Portland                           Treasurer of
Boston, MA 02111               the              October 1998   Community College Foundation                    Portland Community
6/26/51                        Audit                           (2001 to present); Finance                      College Foundation;
                               Committee                       Committee Member/Chairman                       Trustee and Audit
                                                               Portland Community College                      Committee Chairman
                                                               Foundation (January 2001                        of E*Trade Funds
                                                               to present); Active CPA                         (February 2004 to
                                                               in Oregon.                                      present).

INTERESTED TRUSTEE

JAMES E. ROSS*                 Interested       Unlimited      President, SSgA Funds Management,   64          streetTRACKS Series
SSgA Funds Management, Inc.    Trustee          Elected:       Inc. (2005-present); Principal,                 Trust (Trustee);
State Street Financial Center                   November 2005  SSgA Funds Management, Inc.                     streetTRACKS Index
One Lincoln Street                                             (2001-present); Senior Managing                 Shares Funds
Boston, MA 02111                                               Director, State Street Global                   (Trustee).
6/24/65                                                        Advisors (March 2006-present);
                                                               Principal, State Street Global
                                                               Advisors (2000 to 2006).

* Mr. Ross is an "interested person" of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

GARY L. FRENCH                 President        Unlimited      Senior Vice President, State        N/A         N/A
State Street Bank and                           Elected:       Street Bank and Trust Company
Trust Company                                   May 2005       (2002-present); Managing
State Street Financial Center                                  Director, Deutsche Bank
One Lincoln Street                                             (2001-2002).
Boston, MA 02111
7/04/51

MICHAEL P. RILEY               Vice President   Unlimited      Principal, State Street Global      N/A         N/A
SSgA Funds Management, Inc.                     Elected:       Advisors (2005 to present);
State Street Financial Center                   February 2005  Assistant Vice President, State
One Lincoln Street                                             Street Bank and Trust Company
Boston, MA 02111                                               (2000-2004).
3/22/69

JOHN W. CLARK                  Treasurer        Unlimited      Vice President, State Street        N/A         N/A
State Street Bank and Trust                     Elected:       Bank & Trust Company (2001 -
Company                                         August 2005    present).
State Street Financial Center
One Lincoln Street
Boston, MA 02111
3/24/67

MATTHEW FLAHERTY               Assistant        Unlimited      Assistant Director, State Street    N/A         N/A
State Street Bank and Trust    Treasurer        Elected:       Bank and Trust Company
Company                                         May 2005       (1994-present).
State Street Financial Center
One Lincoln Street
Boston, MA 02111
2/19/71

CHAD C. HALLETT                Assistant        Unlimited      Vice President, State Street        N/A         N/A
State Street Bank and Trust    Treasurer        Elected:       Bank and Trust Company
Company                                         May 2006       (2003-Present); Assistant
One Lincoln Street                                             Director, State Street Bank and
Boston, MA 02111                                               Trust Company (2001-2003).
1/28/69

MARY MORAN ZEVEN               Secretary        Unlimited      Senior Vice President and Senior    N/A         N/A
State Street Bank and                           Elected:       Managing Counsel, State Street
Trust Company                                   November 2001  Bank and Trust Company
State Street Financial Center                                  (2002-present); Vice President
One Lincoln Street                                             and Associate Counsel, State
Boston, MA 02111                                               Street Bank and Trust Company
2/27/61                                                        (2000-2002).

RYAN M. LOUVAR                 Assistant        Unlimited      Vice President and Counsel,         N/A         N/A
State Street Bank and Trust    Secretary        Elected:       State Street Bank and Trust
Company                                         October 2006   Company (2005-present); Counsel,
2 Avenue de Lafayette                                          BISYS, Inc. (2000-2005).
Boston, MA 02111
2/18/72

PETER A. AMBROSINI             Chief            Unlimited      Senior Principal and Chief          N/A         N/A
SSgA Funds                     Compliance       Elected:       Compliance and Risk Management
Management, Inc.               Officer          May 2003       Officer, SSgA Funds Management,
State Street Financial Center                                  Inc. and State Street Global
One Lincoln Street                                             Advisors (2001-present).
Boston, MA 02111
12/17/43

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust, other than the Trust's Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust pays each Trustee, who is not an "interested person" (as defined in the 1940 Act), an annual fee of $24,000 plus a per meeting fee of $3,000 for scheduled quarterly meetings of the Board of Trustees attended by the Trustee and $1,000 for each special telephone meeting, if applicable. The Chairman of the Board receives an additional fee of $12,000 per year. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Audit Committee Members receive $2,000 per committee meeting attended except for the Chairman of the Audit Committee who receives $3,000 per committee meeting attended. Any interested Trustees receive no compensation for his/her service as Trustee. The Trustee fees and expenses are allocated among the Funds based on net assets. For the fiscal year ended September 30, 2006, the Funds contributed the following amounts:

FUND                                                    AMOUNT
----                                                 -----------
The Consumer Discretionary Select Sector SPDR Fund    $ 6,461.00
The Consumer Staples Select Sector SPDR Fund          $14,170.00
The Energy Select Sector SPDR Fund                    $62,003.00
The Financial Select Sector SPDR Fund                 $26,005.00
The Health Care Select Sector SPDR Fund               $30,277.00
The Industrial Select Sector SPDR Fund                $13,119.00
The Materials Select Sector SPDR Fund                 $11,811.00
The Technology Select Sector SPDR Fund                $20,871.00
The Utilities Select Sector SPDR Fund                 $30,458.00

The following table sets forth the total fees accrued with respect to the remuneration of Trustees and officers of the Trust for the fiscal year ended September 30, 2006.


                            AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL   TOTAL COMPENSATION
                        COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON    FROM TRUST & TRUST
NAME OF TRUSTEE               TRUST         PART OF TRUST EXPENSES       RETIREMENT           COMPLEX
---------------         -----------------   -----------------------   ----------------   ------------------
George R. Gaspari            $58,000                  N/A                    N/A               $58,000
Ernest J. Scalberg           $45,000                  N/A                    N/A               $45,000
R. Charles Tschampion        $45,000                  N/A                    N/A               $45,000
Cheryl Burgermeister         $46,000                  N/A                    N/A               $46,000
Kathleen Cuocolo*            $33,652                  N/A                    N/A               $33,652

*    Ms. Cuocolo is no longer a Trustee as of July 2006.

No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

COMMITTEES.

Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust. Ms. Burgermeister serves as the Chairperson. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met twice during the fiscal year ended September 30, 2006.

Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. During the fiscal year ended September 30, 2006, the Pricing Committee did not meet. Committee members do not receive any compensation from the Trust for their services.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2006.

                                                       AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES
                                                    IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
                                SECURITIES IN            TRUSTEE IN FAMILY
NAME OF TRUSTEE                   THE TRUST           OF INVESTMENT COMPANIES
---------------            ----------------------   ----------------------------
Cheryl Burgermeister          None                        None
George Gaspari, Chairman      $10,001-$50,000             $10,001-$50,000
Ernest Scalberg               $10,001-$50,000             $10,001-$50,000
R. Charles Tschampion         None                        None
James Ross*                   None                        None

*    Indicates an Interested Trustee

CODE OF ETHICS. The Trust, the Adviser, and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES. The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-800-843-2639; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER. SSgA Funds Management Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Select Sector SPDR Fund. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, the Adviser managed approximately $122 billion in assets. As of December 31, 2006, SSgA managed approximately $1.7 trillion in assets, including approximately $607 billion in equity index funds. SSgA provides complete global investment management services from offices in the U.S., London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Montreal, Paris, Dublin, Munich and Brussels.

The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.

In considering whether to continue each Fund's Investment Advisory Agreement, the Trustees considered all information they deemed relevant, including, among other things, the nature and quality of the services rendered, the reasonableness of overall compensation to be paid by the Fund to the Adviser, the requirements of the Fund for the services provided by the Adviser, the investment performance of the Fund, the costs of the Adviser in providing services, the extent to which economies of scale are shared with the Fund, the

Adviser's profitability in providing services, the Fund's total expenses, and information with respect to the Adviser's fees as compared to those of comparable funds.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Select Sector SPDR Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

As compensation for its services under the Investment Advisory Agreement, the Adviser is paid a monthly fee based on a percentage of each Select Sector SPDR Fund's average daily net assets at the annual rate of 0.05% for the first $12.5 billion of average daily net assets of the Trust and 0.04% thereafter. From time to time, the Adviser may waive all or a portion of its fee. For the past three fiscal years ended September 30, the Funds paid the following amounts to the
Adviser:

FUND NAME                                               2006         2005        2004
---------                                            ----------   ----------   --------
The Consumer Discretionary Select Sector SPDR Fund   $  232,526   $  190,197   $139,331
The Consumer Staples Select Sector SPDR Fund         $  515,835   $  370,882   $219,410
The Energy Select Sector SPDR Fund                   $1,891,564   $1,115,841   $455,031
The Financial Select Sector SPDR Fund                $  939,505   $  653,020   $410,354
The Health Care Select Sector SPDR Fund              $  844,608   $  656,316   $303,368
The Industrial Select Sector SPDR Fund               $  472,809   $  371,691   $284,930
The Materials Select Sector SPDR Fund                $  422,725   $  380,163   $326,434
The Technology Select Sector SPDR Fund               $  751,039   $  579,378   $514,957
The Utilities Select Sector SPDR Fund                $1,102,254   $  874,980   $611,252

PORTFOLIO MANAGERS

The Adviser manages the Select Sector SPDR Funds using a team of investment professionals. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of September 30, 2006:

              Registered                Other Pooled                                           Total
              Investment     Assets      Investment      Assets                  Assets       Assets
Portfolio       Company      Managed       Vehicle       Managed      Other      Managed      Managed
Manager        Accounts    (billions)     Accounts     (billions)   Accounts   (billions)   (billions)
-------       ----------   ----------   ------------   ----------   --------   ----------   ----------
Lynn Blake        36         $27.56          384         $270.94       106       $89.08       $387.58
John Tucker       36         $27.56          384         $270.94       106       $89.08       $387.58

The portfolio managers listed above do not beneficially own any shares of the Fund or the Portfolio as of September 30, 2006.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Select Sector SPDR Fund. State Street will generally assist in all aspects of the Trust's and the Select Sector SPDR Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company also serves as Custodian for the Select Sector SPDR Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Select Sector SPDR Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of the Select Sector SPDR Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Select Sector SPDR Funds for its out-of-pocket expenses.

As compensation for its services under the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, State Street is paid a "unitary fee," calculated based on the average aggregate net assets for the Trust, as follows: 0.07% for first $4.5 billion of net assets of the Trust, 0.05% for the next $4.5 billion of net assets of the Trust, 0.03% for the next $3.5 billion of net assets of the Trust, and .015% thereafter. In addition, State Street receives in-kind creation (purchase) and redemption transaction fees (as described below). See also "Annual Fund Operating Expenses" under "SUMMARY OF SELECT SECTOR SPDR FUND EXPENSES" in the Prospectus for a description of the unitary fee. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

THE DISTRIBUTOR. ALPS Distributors, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 1625 Broadway, Suite 2200, Denver, CO 80202. Investor information can be obtained by calling 1-800-843-2639. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.

Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Select Sector SPDR Fund's Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Select Sector SPDR Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of a Select Sector SPDR Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Select Sector SPDR Fund. Each Fund limited its Rule 12b-1 fee to 0.07% of its average daily net assets at least through January 31, 2008.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Select Sector SPDR Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

INDEX LICENSE. S&P, the AMEX and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. The Trust pays an annual sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 22, 1998 (the "First Trading Day"). The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

BROKERAGE TRANSACTIONS. The policy of the Trust regarding purchases and sales of securities for the Select Sector SPDR Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude Select Sector SPDR Funds and the Adviser from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. The Adviser does not "pay up" for the value of any such proprietary research. The Adviser may aggregate trades with SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Select Sector SPDR Funds and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers.

FUND                                                   2006      2005      2004
----                                                 -------   -------   -------
The Consumer Discretionary Select Sector SPDR Fund   $ 3,989   $ 5,941   $   932
The Consumer Staples Select Sector SPDR Fund         $ 4,343   $ 3,817   $ 2,021
The Energy Select Sector SPDR Fund                   $71,660   $63,513   $26,493
The Financial Select Sector SPDR Fund                $11,684   $15,707   $ 6,201
The Health Care Select Sector SPDR Fund              $ 5,747   $ 3,779   $ 2,497
The Industrial Select Sector SPDR Fund               $ 2,070   $ 2,237   $ 6,725
The Materials Select Sector SPDR Fund                $30,668   $64,960   $11,483
The Technology Select Sector SPDR Fund               $ 8,436   $22,908   $14,704
The Utilities Select Sector SPDR Fund                $ 9,277   $22,256   $27,252

Holdings in Shares of Regular Broker-Dealers as of September 30, 2006.

Goldman Sachs Group Incorporated                     $53,204,642
Lehman Brothers Holdings, Inc.                       $28,932,365
Merrill Lynch and Company Incorporated               $50,520,812
Morgan Stanley Company Incorporated                  $56,940,887
State Street Corporation*                            $15,067,603

----------
* Holdings in the Financial Select Sector SPDR Fund represent a security affiliated with the Adviser and State Street.

The Financial Select Sector SPDR Fund invests in the shares of some of the Funds' regular broker-dealers because those issuers are components in the Financial Select Sector Index.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Select Sector SPDR Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING SELECT SECTOR SPDRs."

DTC acts as securities depositary for Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Select Sector SPDR Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 12, 2007 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Select Sector SPDR Fund were as follows:

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
CONSUMER
DISCRETIONARY
SELECT SECTOR
SPDR FUND

                   A.G. Edwards & Sons, Inc.                            22.13%     1 North Jefferson
                                                                                   St. Louis, MO 63103

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping       8.79%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   Charles Schwab & Co., Inc.                            7.87%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
CONSUMER
STAPLES SELECT
SECTOR SPDR
FUND

                   A.G. Edwards & Sons, Inc.                            25.23%     1 North Jefferson
                                                                                   St. Louis, MO 63103

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping      12.43%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   Charles Schwab & Co., Inc.                           11.83%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Brown Brothers Harriman & Co.                         5.60%     63 Wall Street, 8th Floor
                                                                                   New York, NY 10005

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
ENERGY SELECT
SECTOR SPDR
FUND

                   Charles Schwab & Co., Inc.                            8.19%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Morgan Stanley & Co., Inc.                            8.18%     One Pierrepont Plaza, 7th Floor
                                                                                   Brooklyn, NY 11201

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping       6.99%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   National Financial Services Corp.                     5.58%     200 Liberty Street
                                                                                   New York, NY 10281

                   A.G. Edwards & Sons, Inc.                             5.42%     1 North Jefferson
                                                                                   St. Louis, MO 63103

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
FINANCIAL
SELECT SECTOR
SPDR FUND

                   A.G. Edwards & Sons, Inc.                            20.03%     1 North Jefferson
                                                                                   St. Louis, MO 63103

                   Charles Schwab & Co., Inc.                            7.48%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping       7.30%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   Citigroup Global Markets, Inc.                        7.22%     388 Greenwich Street
                                                                                   New York, NY 10013

                   Morgan Stanley DW Inc.                                5.20%     75 Varick Street
                                                                                   New York, NY 11201

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
HEALTH CARE
SELECT SECTOR
SPDR FUND

                   A.G. Edwards & Sons, Inc.                            13.06%     1 North Jefferson
                                                                                   St. Louis, MO 63103

                   Charles Schwab & Co., Inc.                           11.60%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping      10.16%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   National Financial Services Corp.                     5.24%     200 Liberty Street
                                                                                   New York, NY 10281

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
INDUSTRIAL
SELECT SECTOR
SPDR FUND

                   A.G. Edwards & Sons, Inc.                            27.83%     1 North Jefferson
                                                                                   St. Louis, MO 63103

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping      15.22%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   Charles Schwab & Co., Inc.                            6.10%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   State Street Bank & Trust Co.                         5.82%     One Licoln Street
                                                                                   Boston, MA 02111

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
MATERIALS
SELECT SECTOR
SPDR FUND

                   BMO Nesbitt Burns Trading Corp., S.A.                 8.77%     3 Times Square, 28th Floor, New York,
                                                                                   NY 10036

                   Charles Schwab & Co., Inc.                            7.98%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Bank of New York                                      6.92%     925 Patterson Plank Road Secaucus, NJ
                                                                                   07094

                   SEI Private Trust Company                             6.50%     1 Freedom Valley Drive
                                                                                   Oaks, PA 19456

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
TECHNOLOGY
SELECT SECTOR
SPDR FUND

                   A.G. Edwards & Sons, Inc.                            16.80%     1 North Jefferson
                                                                                   St. Louis, MO 63103

                   Charles Schwab & Co., Inc.                           13.22%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping       5.99%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   The Northern Trust Company                            5.55%     50 South LaSalle Street
                                                                                   Level A
                                                                                   Chicago, IL 60675

    FUND NAME                        COMPANY NAME                    % OWNERSHIP                  ADDRESS
    ---------      -----------------------------------------------   -----------   -------------------------------------
UTILITIES SELECT
SECTOR SPDR
FUND

                   Merrill, Lynch, Pierce Fenner Smith Safekeeping      11.99%     4 Corporate Place
                                                                                   Corporate Park 287
                                                                                   Piscataway, NJ 08855

                   Charles Schwab & Co., Inc.                           11.74%     c/o ADP Proxy Services
                                                                                   51 Mercedes Way
                                                                                   Edgewood, NY 11717

                   Citigroup Global Markets, Inc.                        9.57%     388 Greenwich Street
                                                                                   New York, NY 10013

                   UBS Financial Service Inc.                            9.35%     1000 Harbor Boulevard
                                                                                   Weehawken, NJ 07086

                   J.P. Morgan Chase                                     5.07%     4 New York Plaza, 13th Floor
                                                                                   New York, NY 10004

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized

Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the applicable Fund.

As of January 12, 2007, the Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of each Select Sector SPDR Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Select Sector SPDR Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index and an amount of cash - the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. The "Balancing Amount" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit Amount" -- an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Select Sector SPDR Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Select Sector Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") (a Participating Party and DTC Participant are collectively referred to as an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Trust, Distributor and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with all transaction fees. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase Shares directly from the Select Sector SPDR Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund) and in the manner set forth in the Participant Agreement, which sets for specific procedures associated with purchases through the Clearing Process and outside the Clearing Process. In the case of Custom Orders, the Custom Order must be received by the Distributor no later than the times set forth in the Participant Agreement. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares of a Select Sector SPDR Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account, in accordance with the terms of the Participant Agreement. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities, in accordance with the terms of the Participant Agreement. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust, normally by 12:00 p.m., New York time, the following Business Day. In addition, a fee of $2,000 will be charged in all cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE FOR ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of any Select Sector SPDR Fund if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;
(d) acceptance of the

Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. Investors will be required to pay a fixed creation transaction fee of $500. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; (ii) Custom Orders; and (iii) cash creations, for a total charge of up to $2,000. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m. New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee of $500. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE A fixed transaction fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be charged with respect to (i) transactions effected outside the Clearing Process ; (ii) Custom Orders; and (iii) in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Deliveries of redemption proceeds generally will be made within three business days.

In addition, a Shareholder may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to approximate the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Select Sector SPDR Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is are closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Select Sector SPDR Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings, except for those traded on the NASDAQ, are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities traded on the NASDAQ are valued at the NASDAQ official close price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Pricing and Investment Committee in accordance with procedures adopted by the Board of Trustees. In these cases, a Select Sector SPDR Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Select Sector SPDR Fund's net asset value and the prices used by the Select Sector Index. This may result in a difference between a Fund's performance and the performance of the Select Sector Index.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid quarterly by each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Select Sector SPDR, as if such Select Sector SPDR Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of Select Sector SPDR Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Select Sector SPDR Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Select Sector SPDR Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Select Sector SPDR Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Select Sector SPDR Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Select Sector SPDR Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Select Sector SPDR Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Select Sector SPDR Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Select Sector SPDR Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Select Sector SPDR Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Select Sector SPDR Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Select Sector SPDR Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Select Sector SPDR Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Dividends and interest received by a Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Select Sector SPDR Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Select Sector SPDR Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in each Select Sector SPDR Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Select Sector SPDR Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one
(61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Select Sector SPDR Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Select Sector SPDR Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity." A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. Such distributions will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Select Sector SPDR Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of nine Select Sector SPDR Funds. Each Select Sector SPDR Fund issues shares of beneficial interest, par value $0.01 per Share. The Board of Trustees may designate additional Select Sector SPDR Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class, except that if the matter being voted on affects only a particular Select Sector SPDR Fund, it will be voted on only by that Select Sector SPDR Fund, and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202.

COUNSEL AND REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10119, serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accountants of the Trust.

FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended September 30, 2006 and the independent registered public accounting firm report thereon dated November 20, 2006, which is contained in the Funds' Annual Report, dated September 30, 2006 (as filed with the Securities and Exchange Commission on December 1, 2006 pursuant to Section 30(b) of the Investment Company Act of 1940, as amended and Rule 30b2-1 thereunder are incorporated herein by reference.

APPENDIX A --SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment

Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS (a)(i) Declaration of Trust dated June 9, 1998 and filed on June 26, 1998 and incorporated herein by reference.

(a)(ii) Amendment No.1 to the Declaration of Trust dated October 8, 1998 and filed on October 16, 1998 and incorporated herein by reference.

(a)(iii) Amended and Restated Declaration of Trust dated October 23, 1998 and filed November 17, 1998 and incorporated herein by reference.

(b)(i) By-Laws of the Trust dated June 10, 1998 and filed November 17, 1998 and incorporated herein by reference.

(b)(ii) Amended and Restated By-Laws of the Trust dated November 15, 2004 and filed November 28, 2004 and incorporated herein by reference.

(c) Global certificate evidencing shares of the Beneficial Interest, $0.01 par value, of each Select Sector SPDR Fund filed November 17, 1998 and incorporated herein by reference.

(d)(i) Investment Advisory Agreement between the Trust and State Street Bank and Trust Company filed November 17, 1998 and incorporated herein by reference.

(d)(ii) Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. filed January 28, 2002 and incorporated herein by reference.

(d)(iii) Amended and Restated Investment Advisory dated December 1, 2003 filed January 28, 2004 and incorporated herein by reference.

(e)(i) Distribution Agreement between the Trust and ALPS Mutual Funds Services, Inc. filed November 17, 1998 and incorporated herein by reference.

(e)(ii)   Form of Participant Agreement is filed herewith.

(e)(iii) Investor Services Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(iv) Soliciting Dealer Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(v) Distribution Agreement between the Trust and ALPS Distributors, Inc. filed January 28, 2002 and incorporated herein by reference.

(e)(vi) Amended Distribution Agreement between the Trust and ALPS Distributors, Inc. filed January 27, 2006 and incorporated herein by reference.

(e)(vii) Marketing Agreement between the Trust and ALPS Distributors, Inc. filed January 27, 2006 and incorporated herein by reference.

(e)(viii) Amended and Restated Marketing Agreement between the Trust and ALPS Mutual Funds Services, Inc. filed January 27, 2006 and incorporated herein by reference.

(f)       Not applicable

(g)(i) Custodian Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(g)(ii) Amendment to Custodian Agreement between the Trust and State Street Bank and Trust Company filed on January 27, 2006 and incorporated herein by reference.

(h)(i) Administration Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(h)(ii) Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(h)(iii) Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor's filed on December 15, 1998 and incorporated herein by reference.

(h)(iv) DTC Letter of Representation filed on November 17, 1998 and incorporated herein by reference.

(i) Opinion of Gordon Altman Butowsky Weitzen Shalov & Wein filed on November 17, 1998 and incorporated herein by reference.

(j)(i)    Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)       Not applicable

(l) Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc. filed on December 15, 1998 and incorporated herein by reference.

(m) 12b-1 Plan filed on November 17, 1998 and incorporated herein by reference.

(n)       Not applicable.

(p)(i) Revised Code of Ethics of the Trust filed November 28, 2004 and incorporated herein by reference.

(p)(ii) Code of Ethics of the Adviser filed November 28, 2004 and incorporated herein by reference.

(p)(iii) Code of Ethics of the Distributor filed on January 26, 2001 and incorporated herein by reference

(q)(i) Powers of Attorney filed on April 21, 2002 and incorporated herein by reference

(q)(ii) Powers of Attorney filed January 28, 2004 and incorporated herein by reference.

(q)(iii) Power of Attorney filed on January 27, 2006 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification. Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

See "MANAGEMENT OF THE TRUST" in the Statement of Additional Information. Neither the investment adviser of the Registrant nor any director, officer or partner of the investment adviser is, or has been, at any time during the past two years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, Nasdaq 100 Trust, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Scottish Widows Investment Partnership Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W.
P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke   Director, President

Thomas Carter     Managing Director -Sales and Finance; Treasurer

Jeremy O. May     Managing Director - Operations and Client Service; Secretary

Diana Adams       Vice President, Controller

Tane Tyler        Chief Legal Officer, Assistant Secretary

Brad Swenson      Chief Compliance Officer

* The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORD

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Administrator, State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the registration statement under Rule 485(b) under the Securities Act and caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 26th day of January 2007.

                                        THE SELECT SECTOR SPDR(R) TRUST


                                        /s/ Gary L. French
                                        ----------------------------------------
                                        Gary L. French
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                         TITLE                                   DATE
---------                         -----                                   ----


/s/ Cheryl Burgermeister*         Trustee                                 January 26, 2007
-------------------------------
Cheryl Burgermeister


/s/ John Clark                    Treasurer and Chief Financial           January 26, 2007
-------------------------------   Officer for purposes of Section 32(b)
John Clark


/s/ George R. Gaspari*            Trustee                                 January 26, 2007
-------------------------------
George R. Gaspari


/s/ Gary L. French                President                               January 26, 2007
-------------------------------
Gary L. French


/s/ James Ross                    Trustee                                 January 26, 2007
-------------------------------
James Ross


/s/ Ernest J. Scalberg*           Trustee                                 January 26, 2007
-------------------------------
Ernest J. Scalberg


/s/ R. Charles Tschampion*        Trustee                                 January 26, 2007
-------------------------------
R. Charles Tschampion


* By: /s/ Mary Moran Zeven
      --------------------------
      Mary Moran Zeven
      As Attorney-in-Fact Pursuant to
      Power of Attorney

                                  Exhibit List

Item 23

(e)(ii) Form of Participant Agreement
(j)     Consent of PricewaterhouseCoopers LLP